Exhibit 10.6

[*]	CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

MASTER PHARMACY PROVIDER AGREEMENT

THIS MASTER PHARMACY PROVIDER AGREEMENT (“Agreement”) dated as of July 1, 2004 (the “Effective Date”) is made by and among Kindred Healthcare Operating, Inc., a Delaware corporation (“Kindred”) and Kindred Hospitals East, L.L.C., a Delaware corporation, Kindred Hospitals West, L.L.C., a Delaware corporation, Kindred Hospitals Limited Partnership, a Delaware limited partnership, THC – Seattle, Inc., a Washington corporation, THC – Chicago, Inc., an Illinois corporation, and Kindred Pharmacy Services, Inc., a Delaware corporation (each of which is hereinafter sometimes referred to each as a “KPS Person”, and collectively as “KPS”).

RECITALS:

WHEREAS, Kindred, through various Kindred Persons (as hereinafter defined), operates the Kindred Facilities (as hereinafter defined);

WHEREAS, each KPS Person is licensed to operate one or more duly registered pharmacies engaged (i) in compounding and dispensing prescription drugs and biologicals, over-the-counter drugs, enteral and parenteral nutrition, and intravenous solutions and medications to residents of nursing facilities, (ii) in providing equipment and supplies for intravenous therapy (including poles, pumps and tubing) to residents of nursing facilities, ((i) and (ii) collectively, “Pharmaceutical Services”), and (iii) in providing consulting pharmacist services to nursing facilities (“Consulting Pharmacy Services”);

WHEREAS, KPS is engaged in the business of providing Pharmaceutical Services and Consulting Pharmacy Services to Facilities (as hereinafter defined);

WHEREAS, KPS has, prior to the date of this Agreement, provided services to many of the Kindred Facilities pursuant to various Existing Pharmacy Agreements (as hereinafter defined); and

WHEREAS, the parties desire to enter into this Agreement, and Kindred is willing to cause the Kindred Facilities to enter into the Facility Pharmacy Agreements (as hereinafter defined) contemplated by this Agreement, in replacement of the Existing Pharmacy Agreements.

NOW, THEREFORE, in consideration of the mutual agreements and promises hereinafter set forth, the sufficiency and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

Section 1. Certain Definitions. As used in this Agreement, the following terms shall have the following meanings:

“Affiliate” of a Person means any other Person which, directly or indirectly through one or more intermediaries, Controls, is Controlled by, or is under common Control with, such Person.

“Bankruptcy Event” means, with respect to a Person, that it shall have applied for or consented to the appointment of a receiver, trustee, or liquidator of all or a substantial part of its assets, filed a voluntary petition in bankruptcy, made an assignment for the benefit of creditors, filed a petition or an answer seeking reorganization or arrangement with creditors or to take advantage of any insolvency law, or if an order, judgment, or decree shall have been entered by any court of competent jurisdiction, on the application of a creditor, adjudicating it as bankrupt or insolvent, or approving a petition seeking reorganization, or appointing a receiver, trustee, or liquidator of all or a substantial part of its assets, or if an involuntary petition in bankruptcy shall have been filed against it and shall continue undismissed for any period of ninety (90) days.

“Confidential Information” of a Person shall mean information which is expressly designated as confidential by such Person or is of the type and nature as is commonly understood to be confidential and proprietary, but excluding such information that: (i) is now or hereafter in the public domain through no fault of the party which receives the Confidential Information; (ii) is lawfully received from a third party with no restriction on further disclosure; or (iii) was lawfully in the possession of the party who receives the Confidential Information prior to its disclosure by the other party.

“Control” of a Person means the power, whether exercised directly or through one or more intermediaries, to direct or cause the direction of the management and policies of such Person, whether through the ability to appoint a majority of the governing board of such Person, through exercise of general partnership rights, or otherwise. A Person may “Control” only Persons who are not natural persons.

“Existing Pharmacy Agreement” means any agreement in effect prior to the date hereof between any KPS Person and any Kindred Facility relating to the provision of any Pharmaceutical Services or Consulting Pharmacy Services.

“Facility” means a nursing facility, as such term is commonly used in the long-term care industry, regardless of how any such facility is classified under applicable state law or regulation (e.g., as a “comprehensive care facility”).

“Facility Charges” means that portion of a KPS Pharmacy’s charges for Pharmaceutical Services and/or Consulting Pharmacy Services provided to a Kindred Facility and its residents for which such Kindred Facility is liable from time to time pursuant to its Facility Pharmacy Agreement.

“Facility Pharmacy Agreement” means the Pharmaceutical Services and Consulting Agreement, in the form of Exhibit C to this Agreement, to be entered into between each Kindred Facility and the KPS Pharmacy opposite such Kindred Facility’s name on Exhibit A to this Agreement, as provided herein.

“Kindred Facilities” means the Facilities operated by Kindred Persons and listed on Exhibit A to this Agreement plus any additional Facilities operated by Kindred Persons which Kindred and KPS mutually agree in writing to add to Exhibit A after the date of this Agreement. As used in this Agreement, “Kindred Facility” shall include both the Facility itself and the applicable Kindred Person which operates same.

“Kindred Person” means Kindred and each Person that Kindred Controls, directly or indirectly through one or more intermediaries.

“KPS Pharmacies” means the institutional pharmacies operated by KPS and listed on Exhibit A to this Agreement plus any additional institutional pharmacies operated by KPS which Kindred and KPS mutually agree in writing to add to Exhibit A after the date of this Agreement. As used in this Agreement, “KPS Pharmacy” shall include both the pharmacy itself and the applicable KPS Person which operates same.

“Medicaid Rate” means the amount payable by a state Medicaid program to an institutional pharmacy providing the particular product or service to a resident of the particular Kindred Facility at issue who is eligible to have the cost of such product or service reimbursed under such state Medicaid program. The Medicaid Rate includes all factors used to determine the amount payable under such Medicaid program, including dispensing fees, distinction by rural or urban location, and any federal upper limit or maximum allowable charge limitations.

“Person” means any natural person, corporation, partnership, limited liability company, trust, government or governmental entity, and any other type of legal entity whatsoever.

Section 2. New Facility Pharmacy Agreements; Termination of Prior Agreements.

a. Execution of Facility Pharmacy Agreements. Contemporaneously with the execution and delivery of this Agreement, Kindred shall cause each Kindred Facility listed on Exhibit A hereto to enter into a Facility Pharmacy Agreement with the KPS Pharmacy listed next to its name on such exhibit, and KPS shall likewise cause such KPS Pharmacies to enter into such Facility Pharmacy Agreements with such Kindred Facilities. The effective date of each Facility Pharmacy Agreement entered into pursuant to this Section 2.a shall be the Effective Date.

b. Existing Pharmacy Agreements Terminated. Effective as of the Effective Date, the parties hereby agree that each Existing Pharmacy Agreement which may be in effect with respect to the Kindred Facilities shall be deemed terminated by mutual agreement of the parties thereto. Kindred and KPS shall take all further actions as any party hereto may request from time to time from and after the date of this Agreement to effectuate and confirm the termination of such Existing Pharmacy Agreements, including, without limitation, if so requested, by executing (or in the case of Kindred, causing the applicable Kindred Person which is party to the applicable Existing Pharmacy Agreement to execute) an instrument, in form and substance reasonably satisfactory to the requesting party, effectuating and confirming such termination consistent with the provisions of this Section 2.b. Such termination shall not affect the rights or obligations of the parties to the Existing Pharmacy Agreements arising out of goods or services provided thereunder prior to the effectiveness of such termination.

c. Additional Facility Pharmacy Agreements. Neither any Kindred Person, on the one hand, nor KPS, on the other hand, has any obligation, pursuant to this Agreement or otherwise, to enter into any Facility Pharmacy Agreement other than as described in Section 2.a.

However, if Kindred and KPS mutually agree in writing after the date of this Agreement that they desire to have one or more additional Facilities operated by Kindred Persons to be serviced by one or more KPS Pharmacies pursuant to this Agreement and a Facility Pharmacy Agreement, then they shall amend Exhibit A to this Agreement in writing to add such Facilities to such exhibit as Kindred Facilities, and shall also specify in such amendment the KPS Pharmacy or KPS Pharmacies which shall service same and the effective date of such Facility Pharmacy Agreement. At the time of entering into any such amendment Kindred shall cause the applicable Kindred Facilities to enter into the Facility Pharmacy Agreements contemplated by such amendment, and the applicable KPS Pharmacies shall enter into such Facility Pharmacy Agreements as well.

Section 3. Pricing of Pharmaceutical Services and Consulting Pharmacy Services.

a. Facility Charges—Pricing. As of the Effective Date, the Facility Charges shall be as set forth on Exhibit B to this Agreement, subject to the provisions of Section 3.b. below. In addition, on each anniversary date after the Effective Date, through the Initial Term and any Renewal Term(s), the Facility Charges for all items listed above shall increase by * the annual increase in the Consumer Price Index (the “CPI Increase”). The CPI Increase shall reflect the * change in * from one year to the next and shall be calculated as follows:

*

b. Competitive Pricing Proposals.

(i) Notification of Competitive Pricing Proposals. Kindred shall have the right, commencing on the * anniversary of the Effective Date and continuing for * after such anniversary, and thereafter again on each subsequent anniversary of the Effective Date and continuing for * after such anniversary, to notify KPS in writing (a “CP Notice”) that another pharmacy (an “Other Pharmacy”) has offered in writing to provide Pharmaceutical Services and Consulting Pharmacy Services (except that goods and services which the applicable Kindred Facilities may, but are not obligated to, purchase from the applicable KPS Persons pursuant to the applicable Facility Pharmacy Agreements may or may not be included in such offer) to all of the Kindred Facilities located in any one or more states at prices which Kindred * believes * to the Kindred Facilities at issue than the Facility Charges then in effect under the terms of the applicable Facility Pharmacy Agreements (a “Competitive Pricing Proposal”), provided that the conditions set forth in Section 3.b.(ii) are satisfied.

(ii) Conditions. Kindred will be entitled to deliver a CP Notice with respect to any particular Competitive Pricing Proposal only if that Competitive Pricing Proposal satisfies each of the following conditions:

(A) The Competitive Pricing Proposal from the Other Pharmacy must be a bona fide offer in writing, a copy of which is attached to the CP Notice, which the Other Pharmacy is capable of fulfilling and which the Kindred Facilities within the applicable state or states desire in good faith to accept unless KPS matches such Competitive Pricing Proposal as set forth below; and

[*]	CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

(B) The Competitive Pricing Proposal is an offer from the Other Pharmacy to provide such goods and services * which is at least * with which the KPS Pharmacies are then providing goods and services to such Kindred Facilities.

(C) The Competitive Pricing Proposal must include * Kindred Facilities * to which the Competitive Pricing Proposal applies.

(iii) KPS Right to Match Competitive Pricing Proposal; Procedure. If Kindred delivers a CP Notice to KPS:

(A) Not later than * days after receipt by KPS of any CP Notice, KPS shall deliver to Kindred a written response (a “CP Response”) in which KPS elects either to match or not to match the Competitive Pricing Proposal. If KPS fails to deliver such a CP Response to Kindred within such * day period, KPS will be deemed to have elected not to match the Competitive Pricing Proposal.

(B) If KPS elects to match a Competitive Pricing Proposal, the relevant provisions of the applicable Facility Pharmacy Agreements and Exhibit B with respect to the Kindred Facilities covered by such Competitive Pricing Proposal shall be deemed amended to reflect the terms of the Competitive Pricing Proposal effective from and after the Adjustment Date (as hereinafter defined). For these purposes, unless otherwise agreed, the “Adjustment Date” for each such Kindred Facility shall be the first day of next monthly billing cycle for each such Kindred Facility after KPS’s CP Response is delivered to Kindred.

(C) If KPS elects not to match a Competitive Pricing Proposal, Kindred shall be free to terminate the Facility Pharmacy Agreements applicable to the Kindred Facilities covered by such Competitive Pricing Proposal and accept such Competitive Pricing Proposal by delivering, not later than * days after the CP Notice was given, (i) written notice to KPS (a “Termination Notice”) terminating such Facility Pharmacy Agreements, together with (ii) a copy of the final and fully-executed contract or contracts, reflecting the terms of the Competitive Pricing Proposal, between the Other Pharmacy and the applicable Kindred Facilities with respect to the Competitive Pricing Proposal. Such Termination Notice shall further specify the date as of which such termination of such Facility Pharmacy Agreements shall be effective, which date shall be not earlier than * days nor later than * days after the date such Termination Notice is given, unless KPS otherwise consents in writing in its sole discretion. If Kindred fails to deliver such Termination Notice and executed contracts within * days after the date the CP Notice is given, Kindred’s right to terminate such Facility Pharmacy Agreements and accept the Competitive Pricing Proposal shall be deemed to have lapsed; provided that nothing herein shall be deemed to preclude Kindred from again exercising its rights in accordance with this Section 3.b. following the next anniversary of the Effective Date.

[*]	CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Section 4. Representations and Warranties.

a. Kindred. Kindred represents and warrants to KPS that this Agreement has been duly authorized, executed and delivered by it and constitutes its valid and binding obligation, enforceable in accordance with its terms, and each Facility Pharmacy Agreement to be executed and delivered by any Kindred Person in accordance with the terms of this Agreement will be duly authorized, executed and delivered by such Kindred Person and will constitute such Kindred Person’s valid and binding obligation, enforceable in accordance with its terms.

b. KPS. KPS represents and warrants to Kindred and the Kindred Facilities that:

(i) Enforceability. This Agreement has been duly authorized, executed and delivered by it and constitutes its valid and binding obligation, enforceable in accordance with its terms, and each Facility Pharmacy Agreement to be executed and delivered by any KPS Person in accordance with the terms of this Agreement will be duly authorized, executed and delivered by such KPS Person and will constitute such KPS Person’s valid and binding obligation, enforceable in accordance with its terms.

(ii) Governmental Authorizations. Each KPS Pharmacy that will provide services to any Kindred Facility under a Facility Pharmacy Agreement holds or prior to entering into such Facility Pharmacy Agreement will obtain, and shall continue to maintain in good standing during any period that it is providing Pharmaceutical Services and/or Consulting Pharmacy Services pursuant to any Facility Pharmacy Agreement, all licenses, permits, registrations, certifications, and authorizations in all applicable jurisdictions where such licenses, permits, registrations, certifications, and authorizations are necessary to provide and obtain payment for such Pharmaceutical Services and/or Consulting Pharmacy Services, as the case may be.

Section 5. Term.

a. Duration. The initial term of this Agreement (the “Initial Term”) shall commence as of the Effective Date and shall continue in effect until the eighth (8th) anniversary of the Effective Date, unless sooner terminated in accordance with this Section 5. Upon expiration of the Initial Term and each Renewal Term (as hereinafter defined), the term of this Agreement shall renew automatically for successive additional one (1) year periods (each a “Renewal Term”) unless either Kindred or KPS shall have given the other party written notice of its election not to have the term so renew at least sixty (60) days in advance of the expiration of the Initial Term or the then current Renewal Term.

b. Termination. This Agreement may be terminated, and neither party shall thereafter have any obligation hereunder (except as to liabilities or claims of either party hereto which shall have theretofore accrued or arisen), as follows:

(i) By Kindred. By Kindred, upon delivery of written notice to KPS specifying such termination, if:

(A) A Bankruptcy Event shall occur with respect to any KPS Person;

(B) Any of KPS’ representations or warranties contained herein is or shall become untrue in any material respect;

(C) Twenty (20) or more Facility Pharmacy Agreements are terminated by Kindred Persons pursuant to Sections 4.b and/or 4.d. of the Facility Pharmacy Agreements; or

(D) A Change of Law occurs and it has the right to terminate pursuant to Section 6.i. below.

(ii) By KPS. By KPS, upon delivery of written notice to Kindred specifying such termination, if :

(A) a Bankruptcy Event shall occur with respect to Kindred;

(B) Any of Kindred’s representations or warranties contained herein is or shall become untrue in any material respect; or

(C) A Change of Law occurs and it has the right to terminate pursuant to Section 6.i. below.

c. Effect of Termination or Expiration. Neither the termination of this Agreement under this Section 5 nor any expiration of this Agreement shall release or otherwise affect any liability of either party for failure to perform this Agreement prior to the effectiveness of such termination or expiration. Concurrent with or following any termination of this Agreement (other than termination pursuant to Section 5.b.(i)(D) or Section 5.b.(ii)(D)), the terminating party may terminate any or all Facility Pharmacy Agreements by delivery of written notice of termination to the other party as provided in Section 4.f. of the Facility Pharmacy Agreements, but the non-terminating party shall not have any such right of termination. Concurrent with or following any termination of this Agreement pursuant to Section 5.b.(i)(D) or Section 5.b.(ii)(D), either party may terminate any or all Facility Pharmacy Agreements as provided in Section 4.f. thereof. To the extent that any Facility Pharmacy Agreement remains in effect after the effectiveness of any termination or expiration of this Agreement, Sections 3, 4, 5 and 6 hereof shall be deemed to survive and remain in effect as such sections apply to such Facility Pharmacy Agreement.

Section 6. Miscellaneous Provisions.

a. Publicity. No party hereto shall issue any press release or make any other public announcement relating to this Agreement or the matters contemplated herein without prior written approval of the other parties. The parties shall cooperate in the preparation of press releases relating to this Agreement. Notwithstanding the foregoing, in the event that any party is reasonably advised by its counsel that it is required to make a disclosure with respect to this Agreement or the transactions contemplated herein by applicable law, the rules of any applicable securities exchange, or in order to enforce this Agreement or any agreement to be entered into pursuant hereto, the other party shall not unreasonably withhold its approval to such disclosure.

7

b. Notices. Any notice, demand, or communication required, permitted, or desired to be given hereunder, shall be given in writing and shall be deemed sufficiently given when personally delivered, or five (5) business days after mailed by prepaid certified mail, return receipt requested, or one (1) business day after sent for next day delivery by nationally-recognized overnight courier, or upon completion of facsimile transmission (confirmed by the sending fax machine), addressed or faxed as set forth below or as either party may from time to time designate by notice given as herein provided:

To Kindred:	Kindred Healthcare Operating, Inc.
680 South Fourth Avenue
Louisville, KY 40202
Attn: President of Heath Services Division
Phone: 502-596-7300
Fax: 502-596-_____________

With a copy to:	Kindred Healthcare Operating, Inc.
680 South Fourth Avenue
Louisville, KY 40202
Attn: General Counsel
Phone: 502-596-7234
Fax: 502-596-4075

To KPS:	Kindred Pharmacy Services
c/o Kindred Healthcare, Inc.
680 South Fourth Avenue
Louisville, KY 40202
Attn: President of Pharmacy Division
Phone: 502-596-7300
Fax: 502-596-_____________

With a copy to:	Kindred Healthcare, Inc.
680 South Fourth Avenue
Louisville, KY 40202
Attn: General Counsel
Phone: 502-596-7234
Fax: 502-596-4075

c. Relationship Between Parties. No Kindred Person or KPS Person is for any purpose an agent, partner or employee of the other. This Agreement does not constitute a joint venture between any Kindred Person and any KPS Person. It is agreed that in providing Pharmaceutical Services and Consulting Pharmacy Services pursuant to Facility Pharmacy Agreements, KPS Pharmacies will at all times be independent contractors to Kindred Facilities and their residents.

d. Governing Law; Construction. The validity of this Agreement, the interpretation of the rights and duties of the parties hereunder and the construction of the terms hereof, shall be governed in accordance with the laws of the State of Kentucky, without regard to the conflicts of law provisions thereof. The section headings contained in this Agreement are for convenience only and shall not taken into account in construing the meaning of this Agreement. The parties acknowledge that each party and its counsel have reviewed and revised this Agreement and that consequently any rule of construction to the effect that any ambiguities are to be resolved against the drafting party is not applicable in the interpretation of this Agreement.

e. Equitable Remedies; Specific Performance. The rights and remedies of the parties hereunder shall be cumulative and shall be enforceable in equity as well as at law; provided, however, that nothing contained herein is intended to, nor shall it, limit or affect any rights at law, by statute or otherwise, of any party aggrieved. The parties acknowledge that in the event of a breach of the provisions hereof damages at law will be difficult to ascertain and an inadequate remedy, and consequently upon any breach or threatened breach hereof the obligations of the parties contained herein shall be enforceable by specific performance, injunction, or other equitable remedy.

f. Severability. In the event that any provision of this Agreement or the application of any provision to the parties with respect to their obligations hereunder shall be held by a tribunal of competent jurisdiction to be unlawful or unenforceable, the remaining provisions of this Agreement shall continue in full force and effect and the parties shall endeavor in good faith to replace the unlawful or unenforceable provision with one which is lawful and enforceable and which gives the fullest effect to the intent of the parties as expressed herein.

g. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, and each of their respective successors and permitted assigns. No party may assign any of its rights or delegate any of its obligations under this Agreement without the prior written consent of the other parties.

h. Confidentiality. Except as otherwise provided herein, each of Kindred, on the one hand, and KPS, on the other hand, agree that they will not disclose Confidential Information of the other party or the other party’s Affiliates to any third party without the written consent of the other party; provided, that a party may disclose Confidential Information: (a) to its and its Affiliates’ officers, directors, employees and legal counsel, in each case to the extent the same have a need to know such Confidential Information; (b) as necessary in connection with the enforcement of this Agreement or any agreement to be entered into hereunder, or otherwise in connection with legal proceedings, regulatory requirements or as otherwise required under applicable law, except that a party shall seek to limit disclosure and maintain confidential treatment to the extent practicable in connection with any legal proceeding (e.g., by seeking to file pleadings under seal and by allowing the other party to seek a protective order); and (c) as required under the rules and regulations of the Securities and Exchange Commission or of any securities exchange on which securities of such party are traded, provided that the other party shall have been furnished a copy of the text of the proposed disclosure in advance of such disclosure and been given an opportunity to comment on such disclosure which is reasonable under the circumstances, and the disclosing party shall have made any reasonable modifications to such disclosure as requested by such party.

i. Change In Law. In the event that, after the effective date of this Agreement, there is a change in law, rule or regulation (including, without limitation, new regulations promulgated under the Medicare Prescription Drug, Improvement and Modernization Act of 2003) or in the judicial or administrative interpretation and application thereof (a “Change in Law”) which makes it reasonably likely that the parties’ continued performance of any provision of this Agreement and/or any Facility Pharmacy Agreement would result in a violation of applicable law or result in materially different economic results for a party or any of its Affiliates than those reasonably anticipated by the parties as of the Effective Date, the parties shall negotiate in good faith with one another to amend this Agreement and/or one or more of the Facility Pharmacy Agreements so as to eliminate such violation and/or restore the relative economic terms of this Agreement to those which applied prior to such Change of Law, provided, that such amendment shall conform as closely as possible to the original terms of this Agreement and/or the Facility Pharmacy Agreements, and no party shall be obligated to agree to an amendment which it reasonably believes would result in terms which are not competitive within the industry. If the parties are unable to agree upon such an amendment despite their good faith negotiations, any party may terminate this Agreement and/or any affected Facility Pharmacy Agreements in accordance with Section 5.b above.

j. Entire Agreement. This Agreement and the Facility Pharmacy Agreements to be entered into hereunder constitute the entire agreement of the parties hereto with respect to the subject matter hereof and thereof and supersede, as of the Effective Date, all prior agreements, undertakings and understandings of the parties in connection with the provision of Pharmaceutical Services or Consulting Pharmacy Services to Kindred.

k. Amendments, Waivers in Writing. This Agreement cannot be changed or modified, nor may any party’s rights hereunder be waived, except by a written amendment or waiver duly executed by the party sought to be charged therewith.

l. Counterparts; Faxed Signatures. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which, when taken together, shall constitute one and the same agreement. Any facsimile or photostatic copy of a signature to this Agreement shall be deemed an original signature to this Agreement.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have executed this Master Provider Agreement effective as of the day and year first above written.

Kindred Healthcare Operating, Inc.

By:	/s/ Lane M. Bowen

Name:	Lane M. Bowen
Title:	President of Health Services Division

Kindred Hospitals East, L.L.C.

By:	/s/ Mark A. McCullough

Name:	Mark A. McCullough
Title:	President, Kindred Pharmacy Services

Kindred Hospitals West, L.L.C.

By:	/s/ Mark A. McCullough

Name:	Mark A. McCullough
Title:	President, Kindred Pharmacy Services

Kindred Hospitals Limited Partnership

By:	/s/ Mark A. McCullough

Name:	Mark A. McCullough
Title:	President, Kindred Pharmacy Services

THC – Seattle, Inc.

By:	/s/ Mark A. McCullough

Name:	Mark A. McCullough
Title:	President, Kindred Pharmacy Services

THC – Chicago, Inc.

By:	/s/ Mark A. McCullough

Name:	Mark A. McCullough
Title:	President, Kindred Pharmacy Services

Kindred Pharmacy Services, Inc.

By:	/s/ Mark A. McCullough

Name:	Mark A. McCullough
Title:	President, Kindred Pharmacy Services

EXHIBIT A

Kindred Nursing Facilities and the KP’S Pharmacies Serving Each One

Kindred Nursing Centers West, LLC Aspen Park Healthcare 420 Rowe Street Moscow, ID 83843	Kindred Hospitals West, L.L.C. Kindred Pharmacy Services Boise 2054 South Silverstone Way Meridian, ID 83642

Kindred Nursing Centers West, LLC Caldwell Care Center 210 Cleveland Boulevard Caldwell, ID 83605	Kindred Hospitals West, L.L.C. Kindred Pharmacy Services Boise 2054 South Silverstone Way Meridian, ID 83642

Kindred Nursing Centers West, LLC Cascade Rehabilitation & Care Center 2814 South Indiana Avenue Caldwell, ID 83605	Kindred Hospitals West, L.L.C. Kindred Pharmacy Services Boise 2054 South Silverstone Way Meridian, ID 83642

Kindred Nursing Centers West, LLC Emmett Rehabilitation & Healthcare 714 North Butte Emmert, ID 83617	Kindred Hospitals West, L.L.C. Kindred Pharmacy Services Boise 2054 South Silverstone Way Meridian, ID 83642

Kindred Nursing Centers West, LLC Hillcrest Rehabilitation & Care Center 1001 South Hilton Street Boise, ID 83705	Kindred Hospitals West, L.L.C. Kindred Pharmacy Services Boise 2054 South Silverstone Way Meridian, ID 83642

Kindred Nursing Centers West, LLC Lewiston Rehabilitation & Care Center 3315 8th Street Lewiston, ID 83501	Kindred Hospitals West, L.L.C. Kindred Pharmacy Services Boise 2054 South Silverstone Way Meridian, ID 83642

Kindred Nursing Centers West, LLC Nampa Care Center 404 North Horton Street Nampa, ID 83631	Kindred Hospitals West, L.L.C. Kindred Pharmacy Services Boise 2054 South Silverstone Way Meridian, ID 83642

Kindred Nursing Centers West, LLC Weiser Rehabilitation & Care Center 331 East Park Street Weiser, ID 83672	Kindred Hospitals West, L.L.C. Kindred Pharmacy Services Boise 2054 South Silverstone Way Meridian, ID 83642

Kindred Nursing Centers East, LLC Blue Ridge Rehabilitation and Healthcare Center 91 Victoria Road Asheville, NC 28801	Kindred Hospitals East, L.L.C. Kindred Pharmacy Services Charlotte 4600 Lebanon Road, Suite F Charlotte, NC 28227

EXHIBIT A

Kindred Nursing Facilities and the KPS Pharmacies Serving Each One

Kindred Nursing Centers East, LLC Lincoln Nursing Center 1410 East Gaston Street Lincolnton, NC 28092	Kindred Hospitals East, L.L.C. Kindred Pharmacy Services Charlotte 4600 Lebanon Road, Suite F Charlotte, NC 28227

Kindred Nursing Centers East, LLC Rehabilitation and Health Center of Gastonia 416 North Highland Street Gastonia, NC 28052	Kindred Hospitals East, L.L.C. Kindred Pharmacy Services Charlotte 4600 Lebanon Road, Suite F Charlotte, NC 28227

Kindred Nursing Centers East, LLC Rehabilitation and Nursing Center of Monroe 1212 Sunset Drive Monroe, NC 28112	Kindred Hospitals East, L.L.C. Kindred Pharmacy Services Charlotte 4600 Lebanon Road, Suite F Charlotte, NC 28227

Kindred Nursing Centers West, LLC Alta Vista Healthcare 9020 Garfield Avenue Riverside, CA 92503	Kindred Pharmacy Services, Inc. Kindred Pharmacy Services Colton 930 South Mt. Vernon Avenue, Suite 600 Colton, CA 92324

Kindred Nursing Centers West, LLC Foothill Nursing and Rehabilitation Center 401 West Ada Avenue Glendora, CA 91741	Kindred Pharmacy Services, Inc. Kindred Pharmacy Services Colton 930 South Mt. Vernon Avenue, Suite 600 Colton, CA 92324

Kindred Nursing Centers West, LLC La Veta Healthcare Center 920 West La Veta Street Orange, CA 92868	Kindred Pharmacy Services, Inc. Kindred Pharmacy Services Colton 930 South Mt. Vernon Avenue, Suite 600 Colton, CA 92324

Kindred Nursing Centers West, LLC Village Square Nursing and Rehabilitation Center 1586 West San Marcos Boulevard San Marcos, CA 92069	Kindred Pharmacy Services, Inc. Kindred Pharmacy Services Colton 930 South Mt. Vernon Avenue, Suite 600 Colton, CA 92324

Kindred Nursing Centers Limited Partnership Madison Healthcare and Rehabilitation Center 431 Larkin Springs Road Madison, TN 37115	Kindred Hospitals Limited Partnership Kindred Pharmacy Services Cookeville 278 Dry Valley Road Cookeville, TN 38506

Kindred Nursing Centers Limited Partnership Masters Health Care Center 278 Dry Valley Road Algood, TN 38506	Kindred Hospitals Limited Partnership Kindred Pharmacy Services Cookeville 278 Dry Valley Road Cookeville, TN 38506

EXHIBIT A Page 2 of 26

EXHIBIT A

Kindred Nursing Facilities and the KPS Pharmacies Serving Each One

Kindred Nursing Centers Limited Partnership Smith County Health Care Center 112 Healthcare Drive Carthage, TN 37030	Kindred Hospitals Limited Partnership Kindred Pharmacy Services Cookeville 278 Dry Valley Road Cookeville, TN 38506

Kindred Nursing Centers West, LLC Aurora Care Center 10201 East Third Avenue Aurora, CO 80010	Kindred Hospitals Limited Partnership Kindred Pharmacy Services Cookeville 7808 Cherry Creek South Drive, #109 Denver, CO 80231-3230

Kindred Nursing Centers West, LLC Brighton Care Center 2025 East Egbert Street Brighton, CO 80601	Kindred Hospitals West, L.L.C. Kindred Pharmacy Services Denver 7808 Cherry Creek South Drive, #109 Denver, CO 80231-3230

Kindred Nursing Centers West, LLC Cherry Hills Health Care Center 3575 South Washington Street Englewood, CO 80110	Kindred Hospitals West, L.L.C. Kindred Pharmacy Services Denver 7808 Cherry Creek South Drive, #109 Denver, CO 80231-3230

Kindred Nursing Centers West, LLC Iliff Care Center 6060 East Iliff Avenue Denver, CO 80222	Kindred Hospitals West, L.L.C. Kindred Pharmacy Services Denver 7808 Cherry Creek South Drive, #109 Denver, CO 80231-3230

Kindred Nursing Centers West, LLC Kindred Healthcare and Rehabilitation Center of Northglenn 401 Malley Drive Northglenn, CO 80233	Kindred Hospitals West, L.L.C. Kindred Pharmacy Services Denver 7808 Cherry Creek South Drive, #109 Denver, CO 80231-3230

Kindred Nursing Centers West, LLC Mountain Towers Healthcare and Rehabilitation Center 3128 Boxelder Drive Cheyenne, WY 82001	Kindred Hospitals West, L.L.C. Kindred Pharmacy Services Denver 7808 Cherry Creek South Drive, #109 Denver, CO 80231-3230

Kindred Nursing Centers West, LLC South Central Wyoming Healthcare and Rehabilitation 542 16th Street Rawlins, WY 82301	Kindred Hospitals West, L.L.C. Kindred Pharmacy Services Denver 7808 Cherry Creek South Drive, #109 Denver, CO 80231-3230

EXHIBIT A Page 3 of 26

EXHIBIT A

Kindred Nursing Facilities and the KPS Pharmacies Serving Each One

Kindred Nursing Centers West, LLC Park Place Health Care Center 1500 32nd Street South Great Falls, MT 59405	Kindred Hospitals West, L.L.C. Kindred Pharmacy Services Great Falls 1500 32nd Street South Great Falls, MT 59405

Kindred Nursing Centers East, LLC Rehabilitation and Healthcare Center of Alamance 779 Woody Dr. Graham, NC 27253	Kindred Hospitals East, L.L.C. Kindred Pharmacy Services Greensboro 3400 West Wendover Avenue, Suite F Greensboro, NC 27407

Kindred Nursing Centers East, LLC Silas Creek Manor 3350 Silas Creek Parkway Winston-Salem, NC 27103	Kindred Hospitals East, L.L.C. Kindred Pharmacy Services Greensboro 3400 West Wendover Avenue, Suite F Greensboro, NC 27407

Kindred Nursing Centers East, LLC Winston-Salem Rehabilitation and Healthcare Center 1900 West 1st Street Winston-Salem, NC 27104	Kindred Hospitals East, L.L.C. Kindred Pharmacy Services Greensboro 3400 West Wendover Avenue, Suite F Greensboro, NC 27407

Kindred Nursing Centers Limited Partnership Meadowvale Health & Rehabilitation Center 1529 W. Lancaster Street Bluffton, IN 46714	Kindred Hospitals Limited Partnership Kindred Pharmacy Services Indianapolis 6484 Corporate Drive Indianapolis, IN 46278

Kindred Nursing Centers Limited Partnership Muncie Health & Rehabilitation Center 4301 North Walnut Street Muncie, IN 47303	Kindred Hospitals Limited Partnership Kindred Pharmacy Services Indianapolis 6484 Corporate Drive Indianapolis, IN 46278

Kindred Nursing Centers Limited Partnership Parkwood Health Care Center 1001 North Grant Street Lebanon, IN 46052	Kindred Hospitals Limited Partnership Kindred Pharmacy Services Indianapolis 6484 Corporate Drive Indianapolis, IN 46278

Kindred Nursing Centers Limited Partnership Regency Place of Castleton 5226 E. 82nd Street Indianapolis, IN 46250	Kindred Hospitals Limited Partnership Kindred Pharmacy Services Indianapolis 6484 Corporate Drive Indianapolis, IN 46278

EXHIBIT A Page 4 of 26

EXHIBIT A

Kindred Nursing Facilities and the KPS Pharmacies Serving Each One

Kindred Nursing Centers Limited Partnership Regency Place of Fort Wayne 6006 Brandy Chase Cove Ft. Wayne, IN 46815	Kindred Hospitals Limited Partnership Kindred Pharmacy Services Indianapolis 6484 Corporate Drive Indianapolis, IN 46278

Kindred Nursing Centers Limited Partnership Regency Place of Greenfield 200 Green Meadows Drive Greenfield, IN 46140	Kindred Hospitals Limited Partnership Kindred Pharmacy Services Indianapolis 6484 Corporate Drive Indianapolis, IN 46278

Kindred Nursing Centers Limited Partnership Regency Place of Greenwood 377 Westridge Boulevard Greenwood, IN 46142	Kindred Hospitals Limited Partnership Kindred Pharmacy Services Indianapolis 6484 Corporate Drive Indianapolis, IN 46278

Kindred Nursing Centers Limited Partnership Regency Place of Lafayette 300 Windy Hill Drive Lafayette, IN 47905	Kindred Hospitals Limited Partnership Kindred Pharmacy Services Indianapolis 6484 Corporate Drive Indianapolis, IN 46278

Kindred Nursing Centers Limited Partnership Royal Oaks Health Care & Rehabilitation Center 3500 Maple Avenue Terre Haute, IN 47804	Kindred Hospitals Limited Partnership Kindred Pharmacy Services Indianapolis 6484 Corporate Drive Indianapolis, IN 46278

Kindred Nursing Centers Limited Partnership Southwood Health & Rehabilitation Center 2222 Margaret Avenue Terre Haute, IN 47802	Kindred Hospitals Limited Partnership Kindred Pharmacy Services Indianapolis 6484 Corporate Drive Indianapolis, IN 46278

Kindred Nursing Centers Limited Partnership Valley View Health Care Center 333 West Mishawaka Road Elkhart, IN 46517	Kindred Hospitals Limited Partnership Kindred Pharmacy Services Indianapolis 6484 Corporate Drive Indianapolis, IN 46278

Kindred Nursing Centers Limited Partnership Wildwood Health Care Center 7301 E. 16th Street Indianapolis, IN 46219	Kindred Hospitals Limited Partnership Kindred Pharmacy Services Indianapolis 6484 Corporate Drive Indianapolis, IN 46278

Kindred Nursing Centers Limited Partnership Windsor Estates Health & Rehab Center 429 West Lincoln Road Kokomo, IN 46902	Kindred Hospitals Limited Partnership Kindred Pharmacy Services Indianapolis 6484 Corporate Drive Indianapolis, IN 46278

EXHIBIT A Page 5 of 26

EXHIBIT A

Kindred Nursing Facilities and the KPS Pharmacies Serving Each One

Kindred Nursing Centers Limited Partnership Fairpark Healthcare Center 307 N. 5th Street Maryville, TN 37801	Kindred Hospitals Limited Partnership Kindred Pharmacy Services Knoxville 3588 Workman Road, Suite 101 Knoxville, TN 37921-5932

Kindred Nursing Centers Limited Partnership Greystone Health Care Center P.O. Box 1133 TCAS Blountville, TN 37617	Kindred Hospitals Limited Partnership Kindred Pharmacy Services Knoxville 3588 Workman Road, Suite 101 Knoxville, TN 37921-5932

Kindred Nursing Centers Limited Partnership Jefferson City Health and Rehabilitation Center 283 West Broadway Boulevard Jefferson City, TN 37760	Kindred Hospitals Limited Partnership Kindred Pharmacy Services Knoxville 3588 Workman Road, Suite 101 Knoxville, TN 37921-5932

Kindred Nursing Centers Limited Partnership Loudon Healthcare Center 1520 Grove Street Loudon, TN 37774	Kindred Hospitals Limited Partnership Kindred Pharmacy Services Knoxville 3588 Workman Road, Suite 101 Knoxville, TN 37921-5932

Kindred Nursing Centers Limited Partnership Maryville Healthcare and Rehabilitation Center 1012 Jamestown Way Maryville, TN 37803	Kindred Hospitals Limited Partnership Kindred Pharmacy Services Knoxville 3588 Workman Road, Suite 101 Knoxville, TN 37921-5932

Kindred Nursing Centers Limited Partnership Northhaven Health Care Center 3300 Broadway NE Knoxville, TN 38917	Kindred Hospitals Limited Partnership Kindred Pharmacy Services Knoxville 3588 Workman Road, Suite 101 Knoxville, TN 37921-5932

Kindred Nevada, LLC Las Vegas Healthcare and Rehabilitation Center 2832 Maryland Parkway Las Vegas, NV 89109	Kindred Hospitals West, L.L.C. Kindred Pharmacy Services Las Vegas 4755 West Nevso Drive, Suite 1 Las Vegas, NV 89103-3762

Kindred Nevada, LLC Torrey Pines Care Center 1701 South Torrey Pines Drive Las Vegas, NV 89102	Kindred Hospitals West, L.L.C. Kindred Pharmacy Services Las Vegas 4755 West Nevso Drive, Suite 1 Las Vegas, NV 89103-3762

Kindred Nursing Centers Limited Partnership Camden Healthcare and Rehabilitation Center 197 Hospital Drive Camden, TN 38320	Kindred Hospitals Limited Partnership Kindred Pharmacy Services Memphis 1680 Century Center Parkway, Suite 15 Memphis, TN 38134-7028

EXHIBIT A Page 6 of 26

EXHIBIT A

Kindred Nursing Facilities and the KPS Pharmacies Serving Each One

Kindred Nursing Centers Limited Partnership Cordova Rehabilitation and Nursing Center 953 Germantown Road Cordova, TN 38018	Kindred Hospitals Limited Partnership Kindred Pharmacy Services Memphis 1680 Century Center Parkway, Suite 15 Memphis, TN 38134-7028

Kindred Nursing Centers Limited Partnership Heritage Manor Healthcare Center 401 Indiana Avenue Mayfield, KY 42066	Kindred Hospitals Limited Partnership Kindred Pharmacy Services Memphis 1680 Century Center Parkway, Suite 15 Memphis, TN 38134-7028

Kindred Nursing Centers Limited Partnership Huntingdon Health and Rehabilitation Center 635 High Street Huntingdon, TN 38344	Kindred Hospitals Limited Partnership Kindred Pharmacy Services Memphis 1680 Century Center Parkway, Suite 15 Memphis, TN 38134-7028

Kindred Nursing Centers Limited Partnership Oakview Nursing and Rehabilitation Center 10456 U.S. Highway 62 Calvert City, KY 42029	Kindred Hospitals Limited Partnership Kindred Pharmacy Services Memphis 1680 Century Center Parkway, Suite 15 Memphis, TN 38134-7028

Kindred Nursing Centers Limited Partnership Paducah Centre for Health and Rehabilitation 501 North Third Street Paducah, KY 42001	Kindred Hospitals Limited Partnership Kindred Pharmacy Services Memphis 1680 Century Center Parkway, Suite 15 Memphis, TN 38134-7028

Kindred Nursing Centers Limited Partnership Pine Meadows Healthcare and Rehabilitation Center 700 Nuckolls Road Bolivar, TN 38008	Kindred Hospitals Limited Partnership Kindred Pharmacy Services Memphis 1680 Century Center Parkway, Suite 15 Memphis, TN 38134-7028

Kindred Nursing Centers Limited Partnership Primacy Healthcare and Rehabilitation Center 6025 Primacy Parkway Memphis, TN 38119	Kindred Hospitals Limited Partnership Kindred Pharmacy Services Memphis 1680 Century Center Parkway, Suite 15 Memphis, TN 38134-7028

Kindred Nursing Centers Limited Partnership Ripley Healthcare and Rehabilitation Center 118 Hallburton Road Ripley, TN 38063	Kindred Hospitals Limited Partnership Kindred Pharmacy Services Memphis 1680 Century Center Parkway, Suite 15 Memphis, TN 38134-7028

Kindred Nursing Centers Limited Partnership Spring Gate Rehabilitation and Healthcare Center 3909 Covington Pike Memphis, TN 38134	Kindred Hospitals Limited Partnership Kindred Pharmacy Services Memphis 1680 Century Center Parkway, Suite 15 Memphis, TN 38134-7028

EXHIBIT A Page 7 of 26

EXHIBIT A

Kindred Nursing Facilities and the KPS Pharmacies Serving Each One

Kindred Nursing Centers East, LLC Kindred Healthcare Center of Mobile 1758 Springhill Avenue Mobile, AL 36607	Kindred Hospitals East, L.L.C. Kindred Pharmacy Services Mobile 5237 Halls Mill Road, Bldg. 4. Suite A Mobile, AL 36619-9603

Kindred Nursing Centers West, LLC Bay View Nursing and Rehabilitation Center 516 Willow Street Alameda, CA 94501	Kindred Pharmacy Services, Inc. Kindred Pharmacy Services Mountain View 145 East Dana Street, Suite B Mountain View, CA 94041

Kindred Nursing Centers West, LLC Fifth Avenue Health Care Center 1601 Fifth Avenue San Rafael, CA 94901	Kindred Pharmacy Services, Inc. Kindred Pharmacy Services Mountain View 145 East Dana Street, Suite B Mountain View, CA 94041

Kindred Nursing Centers West, LLC Golden Gate Healthcare Center 2707 Pine Street San Francisco, CA 94115	Kindred Pharmacy Services, Inc. Kindred Pharmacy Services Mountain View 145 East Dana Street, Suite B Mountain View, CA 94041

Kindred Nursing Centers West, LLC Hacienda Care Center 76 Fenton Street Livermore, CA 94550	Kindred Pharmacy Services, Inc. Kindred Pharmacy Services Mountain View 145 East Dana Street, Suite B Mountain View, CA 94041

Kindred Nursing Centers West, LLC Lawton Healthcare Center 1575 7th Avenue San Francisco, CA 94122	Kindred Pharmacy Services, Inc. Kindred Pharmacy Services Mountain View 145 East Dana Street, Suite B Mountain View, CA 94041

Kindred Nursing Centers West, LLC Magnolia Gardens Care Center 1609 Trousdale Drive Burlingame, CA 94010	Kindred Pharmacy Services, Inc. Kindred Pharmacy Services Mountain View 145 East Dana Street, Suite B Mountain View, CA 94041

Hillhaven-MSC Partnership Nineteenth Avenue Healthcare Center 2043 19th Avenue San Francisco, CA 94116	Kindred Pharmacy Services, Inc. Kindred Pharmacy Services Mountain View 145 East Dana Street, Suite B Mountain View, CA 94041

Kindred Nursing Centers West, LLC Nob Hill Healthcare Center 1359 Pine Street San Francisco, CA 94109	Kindred Pharmacy Services, Inc. Kindred Pharmacy Services Mountain View 145 East Dana Street, Suite B Mountain View, CA 94041

EXHIBIT A Page 8 of 26

EXHIBIT A

Kindred Nursing Facilities and the KPS Pharmacies Serving Each One

Kindred Nursing Centers West, LLC Santa Cruz Healthcare Center 1115 Capitola Road Santa Cruz, CA 95062	Kindred Pharmacy Services, Inc. Kindred Pharmacy Services Mountain View 145 East Dana Street, Suite B Mountain View, CA 94041

Kindred Nursing Centers West, LLC Victorian Healthcare Center 2121 Pine Street San Francisco, CA 94115	Kindred Pharmacy Services, Inc. Kindred Pharmacy Services Mountain View 145 East Dana Street, Suite B Mountain View, CA 94041

Kindred Nursing Centers Limited Partnership Angel River Health and Rehabilitation 5233 Rosebud Lane Newburgh, IN 47630	Kindred Hospitals Limited Partnership Kindred Pharmacy Services New Albany 4112 Reas Lane New Albany, IN 47150

Kindred Nursing Centers Limited Partnership Bashford East Health Care 3535 Bardstown Road Louisville, KY 40218	Kindred Hospitals Limited Partnership Kindred Pharmacy Services New Albany 4112 Reas Lane New Albany, IN 47150

Kindred Nursing Centers Limited Partnership Bremen Health Care Center 316 Woodies Lane Bremen, IN 46506	Kindred Hospitals Limited Partnership Kindred Pharmacy Services New Albany 4112 Reas Lane New Albany, IN 47150

Kindred Nursing Centers Limited Partnership Cedars of Lebanon Nursing Center 337 South Harrison Street Lebanon, KY 40033	Kindred Hospitals Limited Partnership Kindred Pharmacy Services New Albany 4112 Reas Lane New Albany, IN 47150

Kindred Nursing Centers Limited Partnership Chalet Village Health and Rehabilitation Center 1065 Parkway Street Berne, IN 46711	Kindred Hospitals Limited Partnership Kindred Pharmacy Services New Albany 4112 Reas Lane New Albany, IN 47150

Kindred Nursing Centers Limited Partnership Columbia Healthcare Center 621 West Columbia Evansville, IN 47710	Kindred Hospitals Limited Partnership Kindred Pharmacy Services New Albany 4112 Reas Lane New Albany, IN 47150

Kindred Nursing Centers Limited Partnership Columbus Health and Rehabilitation Center 2100 Midway Columbus, IN 47201	Kindred Hospitals Limited Partnership Kindred Pharmacy Services New Albany 4112 Reas Lane New Albany, IN 47150

EXHIBIT A Page 9 of 26

EXHIBIT A

Kindred Nursing Facilities and the KPS Pharmacies Serving Each One

Kindred Nursing Centers Limited Partnership Crestview 3801 Old Bruceville Road Vincennes, IN 47591	Kindred Hospitals Limited Partnership Kindred Pharmacy Services New Albany 4112 Reas Lane New Albany, IN 47150

Kindred Nursing Centers Limited Partnership Danville Centre for Health and Rehabilitation 642 North 3rd Street Danville, KY 40422	Kindred Hospitals Limited Partnership Kindred Pharmacy Services New Albany 4112 Reas Lane New Albany, IN 47150

Kindred Nursing Centers Limited Partnership Eagle Creek Health and Rehabilitation Center 4102 Shore Drive Indianapolis, IN 46254	Kindred Hospitals Limited Partnership Kindred Pharmacy Services New Albany 4112 Reas Lane New Albany, IN 47150

Kindred Nursing Centers Limited Partnership Harrison Health and Rehabilitation Centre 150 Beechmont Drive Corydon, IN 47112	Kindred Hospitals Limited Partnership Kindred Pharmacy Services New Albany 4112 Reas Lane New Albany, IN 47150

Kindred Nursing Centers Limited Partnership Harrodsburg Health Care Center 853 Lexington Road Harrodsburg, KY 40330	Kindred Hospitals Limited Partnership Kindred Pharmacy Services New Albany 4112 Reas Lane New Albany, IN 47150

Kindred Nursing Centers Limited Partnership Hillcrest Health Care Center 3740 Old Hartford Road Owensboro, KY 42303	Kindred Hospitals Limited Partnership Kindred Pharmacy Services New Albany 4112 Reas Lane New Albany, IN 47150

Kindred Nursing Centers Limited Partnership Indian Creek Health and Rehabilitation Center 240 Beechmont Drive Corydon, IN 47112	Kindred Hospitals Limited Partnership Kindred Pharmacy Services New Albany 4112 Reas Lane New Albany, IN 47150

Kindred Nursing Centers Limited Partnership Liberty Care Center 616 Wallace Wilkinson Blvd. PO Box 1435 Liberty, KY 42539	Kindred Hospitals Limited Partnership Kindred Pharmacy Services New Albany 4112 Reas Lane New Albany, IN 47150

Kindred Nursing Centers Limited Partnership Maple Manor Health Care Center 515 Greene Drive Greenville, KY 42345	Kindred Hospitals Limited Partnership Kindred Pharmacy Services New Albany 4112 Reas Lane New Albany, IN 47150

EXHIBIT A Page 10 of 26

EXHIBIT A

Kindred Nursing Facilities and the KPS Pharmacies Serving Each One

Kindred Nursing Centers Limited Partnership Northfield Centre for Health and Rehabilitation 6000 Hunting Road Louisville, KY 40222	Kindred Hospitals Limited Partnership Kindred Pharmacy Services New Albany 4112 Reas Lane New Albany, IN 47150

Kindred Nursing Centers Limited Partnership Riverside Manor Healthcare Center Highway 136 Calhoun, KY 42327	Kindred Hospitals Limited Partnership Kindred Pharmacy Services New Albany 4112 Reas Lane New Albany, IN 47150

Kindred Nursing Centers Limited Partnership Rolling Hills Health Care Center 3625 St. Joseph Road New Albany, IN 47150	Kindred Hospitals Limited Partnership Kindred Pharmacy Services New Albany 4112 Reas Lane New Albany, IN 47150

Kindred Nursing Centers Limited Partnership Rosewood Health Care Center 550 High Street Bowling Green, KY 42102	Kindred Hospitals Limited Partnership Kindred Pharmacy Services New Albany 4112 Reas Lane New Albany, IN 47150

Kindred Nursing Centers Limited Partnership Sellersburg Health and Rehabilitation Centre 7823 Old Highway #60 Sellersburg, IN 47172	Kindred Hospitals Limited Partnership Kindred Pharmacy Services New Albany 4112 Reas Lane New Albany, IN 47150

Kindred Nursing Centers Limited Partnership Wedgewood Healthcare Center 101 Potters Lane Clarksville, IN 47129	Kindred Hospitals Limited Partnership Kindred Pharmacy Services New Albany 4112 Reas Lane New Albany, IN 47150

Kindred Nursing Centers Limited Partnership Westview Nursing and Rehabilitation Center 1510 Clinic Drive Bedford, IN 47421	Kindred Hospitals Limited Partnership Kindred Pharmacy Services New Albany 4112 Reas Lane New Albany, IN 47150

Kindred Nursing Centers Limited Partnership Winchester Centre for Health and Rehabilitation 200 Glenway Road Winchester, KY 40391	Kindred Hospitals Limited Partnership Kindred Pharmacy Services New Albany 4112 Reas Lane New Albany, IN 47150

Kindred Nursing Centers Limited Partnership Woodland Terrace Health Care Facility 1117 Woodland Drive Elizabethtown, KY 42701	Kindred Hospitals Limited Partnership Kindred Pharmacy Services New Albany 4112 Reas Lane New Albany, IN 47150

EXHIBIT A Page 11 of 26

EXHIBIT A

Kindred Nursing Facilities and the KPS Pharmacies Serving Each One

Kindred Nursing Centers Limited Partnership Colony Oaks Care Center 601 Briarcliff Drive Appleton, WI 54915	THC - Chicago, Inc. Kindred Pharmacy Services New Berlin 5055 South Emmer Drive, Suite 100 New Berlin, WI 53151

Kindred Nursing Centers Limited Partnership Mount Carmel Medical and Rehabilitation Center 677 East State Street Burlington, WI 53105	THC - Chicago, Inc. Kindred Pharmacy Services New Berlin 5055 South Emmer Drive, Suite 100 New Berlin, WI 53151

Kindred Nursing Centers Limited Partnership Mt. Carmel Health & Rehabilitation Center 5700 West Layton Avenue Milwaukee, WI 53220	THC - Chicago, Inc. Kindred Pharmacy Services New Berlin 5055 South Emmer Drive, Suite 100 New Berlin, WI 53151

Kindred Nursing Centers Limited Partnership North Ridge Medical and Rehabilitation Center 1445 North 7th Street Manitowoc, WI 54220	THC - Chicago, Inc. Kindred Pharmacy Services New Berlin 5055 South Emmer Drive, Suite 100 New Berlin, WI 53151

Kindred Nursing Centers Limited Partnership Oshkosh Medical & Rehabilitation Center 1850 Bowen Street Oshkosh, WI 54901	THC - Chicago, Inc. Kindred Pharmacy Services New Berlin 5055 South Emmer Drive, Suite 100 New Berlin, WI 53151

Kindred Nursing Centers Limited Partnership San Luis Medical and Rehabilitation Center 2305 San Luis Place Green Bay, WI 54304	THC - Chicago, Inc. Kindred Pharmacy Services New Berlin 5055 South Emmer Drive, Suite 100 New Berlin, WI 53151

Kindred Nursing Centers Limited Partnership Sheridan Medical Complex 8400 Sheridan Road Kenosha, WI 53143	THC - Chicago, Inc. Kindred Pharmacy Services New Berlin 5055 South Emmer Drive, Suite 100 New Berlin, WI 53151

Kindred Nursing Centers Limited Partnership Vallhaven Care Center 125 Byrd Avenue Neenah, WI 54956	THC - Chicago, Inc. Kindred Pharmacy Services New Berlin 5055 South Emmer Drive, Suite 100 New Berlin, WI 53151

Kindred Nursing Centers Limited Partnership Woodstock Health and Rehabilitation Center 3415 Sheridan Road Kenosha, WI 53140	THC - Chicago, Inc. Kindred Pharmacy Services New Berlin 5055 South Emmer Drive, Suite 100 New Berlin, WI 53151

EXHIBIT A Page 12 of 26

EXHIBIT A

Kindred Nursing Facilities and the KPS Pharmacies Serving Each One

Kindred Nursing Centers West, LLC Augusta Rehabilitation Center 187 Eastern Avenue Augusta, ME 04330	Kindred Hospitals East, L.L.C. Kindred Pharmacy Services Portland 653 Riverside Street Portland, ME 04103

Kindred Nursing Centers West, LLC Brentwood Rehabilitation and Nursing Center 370 Portland Street Yarmouth, ME 04096	Kindred Hospitals East, L.L.C. Kindred Pharmacy Services Portland 653 Riverside Street Portland, ME 04103

Kindred Nursing Centers West, LLC Brewer Rehabilitation and Living Center 74 Parkway South Brewer, ME 04112	Kindred Hospitals East, L.L.C. Kindred Pharmacy Services Portland 653 Riverside Street Portland, ME 04103

Kindred Nursing Centers West, LLC Eastside Rehabilitation and Living Center 516 Mt. Hope Avenue Bangor, ME 04401	Kindred Hospitals East, L.L.C. Kindred Pharmacy Services Portland 653 Riverside Street Portland, ME 04103

Kindred Nursing Centers West, LLC Fieldcrest Manor 126 Depot Street Waldoboro, ME 04572	Kindred Hospitals East, L.L.C. Kindred Pharmacy Services Portland 653 Riverside Street Portland, ME 04103

Kindred Nursing Centers West, LLC Kennebunk Nursing and Rehabilitation Center 158 Ross Road Kennebunk, ME 04043	Kindred Hospitals East, L.L.C. Kindred Pharmacy Services Portland 653 Riverside Street Portland, ME 04103

Kindred Nursing Centers West, LLC Norway Rehabilitation & Living Center 29 Marion Avenue Norway, ME 04268	Kindred Hospitals East, L.L.C. Kindred Pharmacy Services Portland 653 Riverside Street Portland, ME 04103

Kindred Nursing Centers West, LLC Shore Village Rehabilitation & Nursing Center 201 Camden Street Rockland, ME 04841	Kindred Hospitals East, L.L.C. Kindred Pharmacy Services Portland 653 Riverside Street Portland, ME 04103

EXHIBIT A Page 13 of 26

EXHIBIT A

Kindred Nursing Facilities and the KPS Pharmacies Serving Each One

Kindred Hospitals East, L.L.C. Kindred Pharmacy Services Portland 653 Riverside Street Portland, ME 04103	Kindred Nursing Centers West, LLC Westgate Manor 750 Union Street Bangor, ME 01401

Kindred Hospitals East, L.L.C. Kindred Pharmacy Services Portland 653 Riverside Street Portland, ME 04103	Kindred Hospitals East, L.L.C. Kindred Pharmacy Services Portland 653 Riverside Street Portland, ME 04103

Kindred Nursing Centers West, LLC Winship Green Nursing Center 51 Winship Street Bath, ME 04330	Kindred Hospitals East, L.L.C. Kindred Pharmacy Services Raleigh 1645 Old Louisburg Road Raleigh, NC 27604-1376

Kindred Nursing Centers East, LLC Chapel Hill Rehabilitation and Healthcare Center 1602 East Franklin Street Chapel Hill, NC 27514	Kindred Hospitals East, L.L.C. Kindred Pharmacy Services Raleigh 1645 Old Louisburg Road Raleigh, NC 27604-1376

Kindred Nursing Centers East, LLC Cypress Pointe Rehabilitation and Health Care Centre 2006 South 16th Street Wilmington, NC 28401	Kindred Hospitals East, L.L.C. Kindred Pharmacy Services Raleigh 1645 Old Louisburg Road Raleigh, NC 27604-1376

Kindred Nursing Centers East, LLC Guardian Care of Ahoskie 604 Stokes Street East Ahoskie, NC 27910	Kindred Hospitals East, L.L.C. Kindred Pharmacy Services Raleigh 1645 Old Louisburg Road Raleigh, NC 27604-1376

Kindred Nursing Centers East, LLC Guardian Care of Henderson 280 S. Beckford Drive Henderson, NC 27536	Kindred Hospitals East, L.L.C. Kindred Pharmacy Services Raleigh 1645 Old Louisburg Road Raleigh, NC 27604-1376

Kindred Nursing Centers East, LLC Guardian Care of Kenansville 209 Beasley Street, P.O. Box 430 Kenansville, NC 28349	Kindred Hospitals East, L.L.C. Kindred Pharmacy Services Raleigh 1645 Old Louisburg Road Raleigh, NC 27604-1376

Kindred Nursing Centers East, LLC Guardian Care of Roanoke Rapids 305 Fourteenth Street Roanoke Rapids, 27870	Kindred Hospitals East, L.L.C. Kindred Pharmacy Services Raleigh 1645 Old Louisburg Road Raleigh, NC 27604-1376

EXHIBIT A Page 14 of 26

EXHIBIT A

Kindred Nursing Facilities and the KPS Pharmacies Serving Each One

Kindred Nursing Centers East, LLC Guardian Care of Rocky Mount 160 Winstead Avenue Rocky Mount, NC 27804	Kindred Hospitals East, L.L.C. Kindred Pharmacy Services Raleigh 1645 Old Louisburg Road Raleigh, NC 27604-1376

Kindred Nursing Centers East, LLC Guardian Care of Scotland Neck 920 Junior High School Road Scotland Neck, NC 27874	Kindred Hospitals East, L.L.C. Kindred Pharmacy Services Raleigh 1645 Old Louisburg Road Raleigh, NC 27604-1376

Kindred Nursing Centers East, LLC Guardian Care of Zebulon 509 West Gannon Avenue Zebulon, NC 27597	Kindred Hospitals East, L.L.C. Kindred Pharmacy Services Raleigh 1645 Old Louisburg Road Raleigh, NC 27604-1376

Kindred Nursing Centers East, LLC Kinston Rehabilitation and Healthcare Center 907 Cunningham Road Kinston, NC 28501	Kindred Hospitals East, L.L.C. Kindred Pharmacy Services Raleigh 1645 Old Louisburg Road Raleigh, NC 27604-1376

Kindred Nursing Centers East, LLC LaSalle Healthcare Center 411 South LaSalle Street Durham, NC 27705	Kindred Hospitals East, L.L.C. Kindred Pharmacy Services Raleigh 1645 Old Louisburg Road Raleigh, NC 27604-1376

Kindred Nursing Centers East, LLC Pettigrew Rehabilitation and Healthcare Center 1515 West Pettigrew Street Durham, NC 27705	Kindred Hospitals East, L.L.C. Kindred Pharmacy Services Raleigh 1645 Old Louisburg Road Raleigh, NC 27604-1376

Kindred Nursing Centers East, LLC Raleigh Rehabilitation and Healthcare Center 616 Wade Avenue Raleigh, NC 27605	Kindred Hospitals East, L.L.C. Kindred Pharmacy Services Raleigh 1645 Old Louisburg Road Raleigh, NC 27604-1376

Kindred Nursing Centers East, LLC Rose Manor Healthcare Center 4230 North Roxboro Road Durham, NC 27704	Kindred Hospitals East, L.L.C. Kindred Pharmacy Services Raleigh 1645 Old Louisburg Road Raleigh, NC 27604-1376

Kindred Nursing Centers East, LLC Sunnybrook Healthcare and Rehabilitation Specialists 25 Sunnybrook Road Raleigh, NC 27610	Kindred Hospitals East, L.L.C. Kindred Pharmacy Services Raleigh 1645 Old Louisburg Road Raleigh, NC 27604-1376

EXHIBIT A Page 15 of 26

EXHIBIT A

Kindred Nursing Facilities and the KPS Pharmacies Serving Each One

Kindred Nursing Centers West, LLC Valley Gardens Health Care & Rehabilitation Center 1517 E. Knickerbocker Drive Stockton, CA 95210	Advanced Infusion Systems, Inc, Kindred Pharmacy Services Sacramento 1214 North Market Blvd., Suite C Sacramento, CA 95834

Kindred Nursing Centers West, LLC Crosslands Rehabilitation & Healthcare Center 575 East 11000 South Sandy, UT 84070	Kindred Hospitals West, L.L.C. Kindred Pharmacy Services Salt Lake City 376 Lawndale Drive Salt Lake City, UT 84115-2915

Kindred Nursing Centers West, LLC Federal Heights Rehabilitation and Nursing Center 41 South Ninth East Salt Lake City, UT 84102	Kindred Hospitals West, L.L.C. Kindred Pharmacy Services Salt Lake City 376 Lawndale Drive Salt Lake City, UT 84115-2915

Kindred Nursing Centers West, LLC Holladay Healthcare Center 4782 South Holladay Boulevard Salt Lake City, UT 84117	Kindred Hospitals West, L.L.C. Kindred Pharmacy Services Salt Lake City 376 Lawndale Drive Salt Lake City, UT 84115-2915

Kindred Nursing Centers West, LLC Sage View Care Center 1325 Sage Street Rock Springs, WY 82901	Kindred Hospitals West, L.L.C. Kindred Pharmacy Services Salt Lake City 376 Lawndale Drive Salt Lake City, UT 84115-2915

Kindred Nursing Centers West, LLC St. George Care and Rehabilitation Center 1032 East 100th South St. George, UT 84770	Kindred Hospitals West, L.L.C. Kindred Pharmacy Services Salt Lake City 376 Lawndale Drive Salt Lake City, UT 84115-2915

Kindred Nursing Centers West, LLC Wasatch Care Center 3430 Harrison Boulevard Ogden, UT 84403	Kindred Hospitals West, L.L.C. Kindred Pharmacy Services Salt Lake City 376 Lawndale Drive Salt Lake City, UT 84115-2915

Kindred Nursing Centers West, LLC Wasatch Valley Rehabilitation 2200 East 3300 South Salt Lake City, UT 84109	Kindred Hospitals West, L.L.C. Kindred Pharmacy Services Salt Lake City 376 Lawndale Drive Salt Lake City, UT 84115-2915

EXHIBIT A Page 16 of 26

EXHIBIT A

Kindred Nursing Facilities and the KPS Pharmacies Serving Each One

Kindred Nursing Centers West, LLC Maywood Acres Healthcare 2641 South C Street Oxnard, CA 93033	Kindred Pharmacy Services, Inc. Kindred Pharmacy Services Santa Barbara 2265 Las Positas Road Santa Barbara, CA 93105

Kindred Nursing Centers West, LLC Woodside Nursing Center 1425 Woodside Drive San Luis Obispo, CA 93401	Kindred Pharmacy Services, Inc. Kindred Pharmacy Services Santa Barbara 2265 Las Positas Road Santa Barbara, CA 93105

Kindred Nursing Centers West, LLC Arden Rehabilitation and Healthcare Center 16357 Aurora Avenue North Seattle, WA 98133	THC - Seattle, Inc. Kindred Pharmacy Services Seattle 11411 Bridgeport Way SW, Suite 300 Lakewood, WA 98499-3006

Kindred Nursing Centers West, LLC Bellingham Health Care and Rehabilitation Services 1200 Birchwood Avenue Bellingham, WA 98225	THC - Seattle, Inc. Kindred Pharmacy Services Seattle 11411 Bridgeport Way SW, Suite 300 Lakewood, WA 98499-3006

Kindred Nursing Centers West, LLC Edmonds Rehabilitation and Healthcare Center 21008 76th Avenue West Edmonds, WA 98026	THC - Seattle, Inc. Kindred Pharmacy Services Seattle 11411 Bridgeport Way SW, Suite 300 Lakewood, WA 98499-3006

Kindred Nursing Centers West, LLC First Hill Care Center 1334 Terry Avenue Seattle, WA 98101	THC - Seattle, Inc. Kindred Pharmacy Services Seattle 11411 Bridgeport Way SW, Suite 300 Lakewood, WA 98499-3006

Kindred Nursing Centers West, LLC Heritage Health and Rehabilitation Center 3605 Y Street Vancouver, WA 98663	THC - Seattle, Inc. Kindred Pharmacy Services Seattle 11411 Bridgeport Way SW, Suite 300 Lakewood, WA 98499-3006

Kindred Nursing Centers West, LLC Lakewood Healthcare Center 11411 Bridgeport Way Lakewood, WA 98499	THC - Seattle, Inc. Kindred Pharmacy Services Seattle 11411 Bridgeport Way SW, Suite 300 Lakewood, WA 98499-3006

Kindred Nursing Centers West, LLC Northwest Continuum Care Center 128 Beacon Hill Longview, WA 98632	THC - Seattle, Inc. Kindred Pharmacy Services Seattle 11411 Bridgeport Way SW, Suite 300 Lakewood, WA 98499-3006

EXHIBIT A Page 17 of 26

EXHIBIT A

Kindred Nursing Facilities and the KPS Pharmacies Serving Each One

Kindred Nursing Centers West, LLC Queen Anne Healthcare 2717 Dexter Avenue North Seattle, WA 98109	THC - Seattle, Inc. Kindred Pharmacy Services Seattle 11411 Bridgeport Way SW, Suite 300 Lakewood, WA 98499-3006

Kindred Nursing Centers West, LLC Rainier Vista Care Center 920 12th Avenue SE Puyallup, WA 98372	THC - Seattle, Inc. Kindred Pharmacy Services Seattle 11411 Bridgeport Way SW, Suite 300 Lakewood, WA 98499-3006

Kindred Nursing Centers West, LLC Vancouver Health and Rehabilitation Center 400 East 33rd Street Vancouver, WA 98663	THC - Seattle, Inc. Kindred Pharmacy Services Seattle 11411 Bridgeport Way SW, Suite 300 Lakewood, WA 98499-3006

Kindred Nursing Centers East, LLC Andrew House Healthcare 66 Clinic Drive New Britain, CT 06051	Kindred Hospitals East, L.L.C. Kindred Pharmacy Services South Windsor 58 Connecticut Avenue, Suite A South Windsor, CT 06074-3779

Kindred Nursing Centers East, LLC Camelot Nursing and Rehabilitation Center 89 Viets Street New London, CT 06320	Kindred Hospitals East, L.L.C. Kindred Pharmacy Services South Windsor 58 Connecticut Avenue, Suite A South Windsor, CT 06074-3779

Courtland Gardens Health Center, Inc. Courtland Gardens Health Center 53 Courtland Avenue Stamford, CT 06902	Kindred Hospitals East, L.L.C. Kindred Pharmacy Services South Windsor 58 Connecticut Avenue, Suite A South Windsor, CT 06074-3779

Kindred Nursing Centers East, LLC Hamilton Rehabilitation and Healthcare Center 50 Palmer Street Norwich, CT 06360	Kindred Hospitals East, L.L.C. Kindred Pharmacy Services South Windsor 58 Connecticut Avenue, Suite A South Windsor, CT 06074-3779

Homestead Health Center, Inc. Homestead Health Center 160 Glenbrook Road Stamford, CT 06902	Kindred Hospitals East, L.L.C. Kindred Pharmacy Services South Windsor 58 Connecticut Avenue, Suite A South Windsor, CT 06074-3779

Kindred Nursing Centers East, LLC Nutmeg Pavilion Healthcare 78 Viets Street Extension New London, CT 06320	Kindred Hospitals East, L.L.C. Kindred Pharmacy Services South Windsor 58 Connecticut Avenue, Suite A South Windsor, CT 06074-3779

EXHIBIT A Page 18 of 26

EXHIBIT A

Kindred Nursing Facilities and the KPS Pharmacies Serving Each One

Kindred Nursing Centers East, LLC Parkway Pavilion Healthcare 1157 Enfield Street Enfield, CT 06082	Kindred Hospitals East, L.L.C. Kindred Pharmacy Services South Windsor 58 Connecticut Avenue, Suite A South Windsor, CT 06074-3779

Kindred Nursing Centers East, LLC Windsor Rehabilitation and Healthcare Center 581 Poquonock Avenue Windsor, CT 06095	Kindred Hospitals East, L.L.C. Kindred Pharmacy Services South Windsor 58 Connecticut Avenue, Suite A South Windsor, CT 06074-3779

Kindred Nursing Centers West, LLC Desert Life Rehabilitation and Care Center 1919 West Medical St. Tucson, AZ 85704	Kindred Hospitals West, L.L.C. Kindred Pharmacy Services Tucson 4595 South Palo Verde Road, Suite 519 Tucson, AZ 85714-1967

Kindred Nursing Centers West, LLC Hacienda Rehabilitation and Care Center 660 Coronado Drive Sierra Vista, AZ 85635	Kindred Hospitals West, L.L.C. Kindred Pharmacy Services Tucson 4595 South Palo Verde Road, Suite 519 Tucson, AZ 85714-1967

Kindred Nursing Centers West, LLC Kachina Point Health Care and Rehabilitation Center 505 Jacks Canyon Road Sedona, AZ 86351	Kindred Hospitals West, L.L.C. Kindred Pharmacy Services Tucson 4595 South Palo Verde Road, Suite 519 Tucson, AZ 85714-1967

Kindred Nursing Centers West, LLC Sonoran Rehabilitation and Care Center 4202 North 20th Avenue Phoenix, AZ 85015	Kindred Hospitals West, L.L.C. Kindred Pharmacy Services Tucson 4595 South Palo Verde Road, Suite 519 Tucson, AZ 85714-1967

Kindred Nursing Centers West, LLC Valley Health Care and Rehabilitation Center 5545 East Lee Street Tucson, AZ 85712	Kindred Hospitals West, L.L.C. Kindred Pharmacy Services Tucson 4595 South Palo Verde Road, Suite 519 Tucson, AZ 85714-1967

Kindred Nursing Centers West, LLC Villa Campana Health Care Center 6651 Carondelet Drive, East Tucson, AZ 85710	Kindred Hospitals West, L.L.C. Kindred Pharmacy Services Tucson 4595 South Palo Verde Road, Suite 519 Tucson, AZ 85714-1967

Kindred Nursing Centers East, LLC Bay Pointe Medical and Rehabilitation Center 1148 First Colonial Road Virginia Beach, VA 23454	Kindred Hospitals East, L.L.C. Kindred Pharmacy Services Virginia Beach 247 Expressway Court Virginia Beach, VA 23462-6526

EXHIBIT A Page 19 of 26

EXHIBIT A

Kindred Nursing Facilities and the KPS Pharmacies Serving Each One

Kindred Nursing Centers East, LLC Guardian Care of Elizabeth City 901 S. Halstead Boulevard Elizabeth City, NC 27909	Kindred Hospitals East, L.L.C. Kindred Pharmacy Services Virginia Beach 247 Expressway Court Virginia Beach, VA 23462-6526

Kindred Nursing Centers East, LLC Harbour Pointe Medical and Rehabilitation Center 1005 Hampton Boulevard Norfolk, VA 23507	Kindred Hospitals East, L.L.C. Kindred Pharmacy Services Virginia Beach 247 Expressway Court Virginia Beach, VA 23462-6526

Kindred Nursing Centers East, LLC Nansemond Pointe Rehabilitation and Healthcare Center 200 Constance Road Suffolk, VA 23434	Kindred Hospitals East, L.L.C. Kindred Pharmacy Services Virginia Beach 247 Expressway Court Virginia Beach, VA 23462-6526

Kindred Nursing Centers East, LLC River Pointe Rehabilitation and Healthcare Center 4142 Bonney Road Virginia Beach, VA 23452	Kindred Hospitals East, L.L.C. Kindred Pharmacy Services Virginia Beach 247 Expressway Court Virginia Beach, VA 23462-6526

Kindred Nursing Centers East, LLC Blue Hills Alzheimer’s Care Center 1044 Park Street Stoughton, MA 02072	Kindred Hospitals East, L.L.C. Kindred Pharmacy Services Westwood 390 University Avenue Westwood, MA 02090-2311

Kindred Nursing Centers East, LLC Blueberry Hill Healthcare Nursing Home 75 Brimbal Avenue Beverly, MA 01915	Kindred Hospitals East, L.L.C. Kindred Pharmacy Services Westwood 390 University Avenue Westwood, MA 02090-2311

Kindred Nursing Centers East, LLC Bolton Manor Nursing and Rehabilitation Center 400 Bolton Street Marlborough, MA 01752	Kindred Hospitals East, L.L.C. Kindred Pharmacy Services Westwood 390 University Avenue Westwood, MA 02090-2311

Kindred Nursing Centers East, LLC Briarwood Healthcare Nursing Center 150 Lincoln Street Needham, MA 02192	Kindred Hospitals East, L.L.C. Kindred Pharmacy Services Westwood 390 University Avenue Westwood, MA 02090-2311

EXHIBIT A Page 20 of 26

EXHIBIT A

Kindred Nursing Facilities and the KPS Pharmacies Serving Each One

Kindred Nursing Centers East, LLC Brigham Manor Nursing and Rehabilitation Center 77 High Street Newburyport, LA 01950	Kindred Hospitals East, L.L.C. Kindred Pharmacy Services Westwood 390 University Avenue Westwood, MA 02090-2311

Kindred Nursing Centers East, LLC Brook Farm Rehabilitation and Nursing Centre 1190 VFW Parkway West Roxbury, MA 02132	Kindred Hospitals East, L.L.C. Kindred Pharmacy Services Westwood 390 University Avenue Westwood, MA 02090-2311

Kindred Nursing Centers East, LLC Clark House Nursing Center at Fox Hill Village 30 Longwood Drive Westwood, MA 02090	Kindred Hospitals East, L.L.C. Kindred Pharmacy Services Westwood 390 University Avenue Westwood, MA 02090-2311

Kindred Nursing Centers East, LLC Colony House Nursing and Rehabilitation Center 277 Washington Street Abington, MA 02351	Kindred Hospitals East, L.L.C. Kindred Pharmacy Services Westwood 390 University Avenue Westwood, MA 02090-2311

Kindred Nursing Centers East, LLC Country Gardens Skilled Nursing & Rehabilitation Center 2045 Grand Army Highway Swansea, MA 02777	Kindred Hospitals East, L.L.C. Kindred Pharmacy Services Westwood 390 University Avenue Westwood, MA 02090-2311

Kindred Nursing Centers East, LLC Country Rehabilitation and Nursing Center 180 Low Street Newburyport, MA 01950	Kindred Hospitals East, L.L.C. Kindred Pharmacy Services Westwood 390 University Avenue Westwood, MA 02090-2311

Kindred Nursing Centers East, LLC Crawford Skilled Nursing and Rehabilitation Center 273 Oak Grove Avenue Fall River, MA 02723	Kindred Hospitals East, L.L.C. Kindred Pharmacy Services Westwood 390 University Avenue Westwood, MA 02090-2311

Kindred Nursing Centers East, LLC Den-Mar Rehabilitation and Nursing Center 44 South Street Rockport, MA 01966	Kindred Hospitals East, L.L.C. Kindred Pharmacy Services Westwood 390 University Avenue Westwood, MA 02090-2311

EXHIBIT A Page 21 of 26

EXHIBIT A

Kindred Nursing Facilities and the KPS Pharmacies Serving Each One

Kindred Nursing Centers East, LLC Eagle Pond Rehabilitation and Living Center One Love Lane Dennis, MA 02660	Kindred Hospitals East, L.L.C. Kindred Pharmacy Services Westwood 390 University Avenue Westwood, MA 02090-2311

Kindred Nursing Centers East, LLC Embassy House Skilled Nursing and Rehabilitation Center 2 Beaumont Street Brockton, MA 02402	Kindred Hospitals East, L.L.C. Kindred Pharmacy Services Westwood 390 University Avenue Westwood, MA 02090-2311

Kindred Nursing Centers East, LLC Franklin Skilled Nursing and Rehabilitation Center 130 Chestnut Street Franklin, MA 02038	Kindred Hospitals East, L.L.C. Kindred Pharmacy Services Westwood 390 University Avenue Westwood, MA 02090-2311

Kindred Nursing Centers East, LLC Great Barrington Rehabilitation and Nursing Center 148 Maple Avenue Great Barrington, MA 01230	Kindred Hospitals East, L.L.C. Kindred Pharmacy Services Westwood 390 University Avenue Westwood, MA 02090-2311

Kindred Nursing Centers East, LLC Hallmark Nursing and Rehabilitation Center 1123 Rockdale Avenue New Bedford, MA 02740	Kindred Hospitals East, L.L.C. Kindred Pharmacy Services Westwood 390 University Avenue Westwood, MA 02090-2311

Kindred Nursing Centers East, LLC Hammersmith House Nursing Care Center 73 Chestnut Street Saugus, MA 01906	Kindred Hospitals East, L.L.C. Kindred Pharmacy Services Westwood 390 University Avenue Westwood, MA 02090-2311

Kindred Nursing Centers East, LLC Harrington House Nursing and Rehabilitation Center 160 Main Street Walpole, MA 02081	Kindred Hospitals East, L.L.C. Kindred Pharmacy Services Westwood 390 University Avenue Westwood, MA 02090-2311

Kindred Nursing Centers East, LLC Hillcrest Nursing Center 94 Summer Street Fitchburg, MA 01420	Kindred Hospitals East, L.L.C. Kindred Pharmacy Services Westwood 390 University Avenue Westwood, MA 02090-2311

EXHIBIT A Page 22 of 26

EXHIBIT A

Kindred Nursing Facilities and the KPS Pharmacies Serving Each One

Kindred Nursing Centers East, LLC Laurel Ridge Rehabilitation and Nursing Center 174 Forest Hill Street Jamaica Plain, MA 02130	Kindred Hospitals East, L.L.C. Kindred Pharmacy Services Westwood 390 University Avenue Westwood, MA 02090-2311

Kindred Healthcare Operating, Inc. Ledgewood Rehabilitation and Skilled Nursing Center 87 Herrick Street Beverly, MA 01915	Kindred Hospitals East, L.L.C. Kindred Pharmacy Services Westwood 390 University Avenue Westwood, MA 02090-2311

Kindred Nursing Centers East, LLC Newton & Wellesley Alzheimer Center 694 Worcester Street Wellesley, MA 02182	Kindred Hospitals East, L.L.C. Kindred Pharmacy Services Westwood 390 University Avenue Westwood, MA 02090-2311

Kindred Nursing Centers East, LLC Nichols House Nursing Home 184 Main Street Fairhaven, MA 02719	Kindred Hospitals East, L.L.C. Kindred Pharmacy Services Westwood 390 University Avenue Westwood, MA 02090-2311

Kindred Nursing Centers East, LLC Oakwood Rehabilitation and Nursing Center 11 Pontiac Avenue Webster, MA 01570	Kindred Hospitals East, L.L.C. Kindred Pharmacy Services Westwood 390 University Avenue Westwood, MA 02090-2311

Kindred Nursing Centers East, LLC Presentation Nursing & Rehabilitation Center 10 Bellamy Street Brighton, MA 02135	Kindred Hospitals East, L.L.C. Kindred Pharmacy Services Westwood 390 University Avenue Westwood, MA 02090-2311

Kindred Nursing Centers East, LLC Quincy Rehabilitation & Nursing Center 11 McGrath Highway Quincy, MA 02169	Kindred Hospitals East, L.L.C. Kindred Pharmacy Services Westwood 390 University Avenue Westwood, MA 02090-2311

Kindred Nursing Centers East, LLC River Terrace Healthcare 1675 N. Main Street Lancaster, MA 01523	Kindred Hospitals East, L.L.C. Kindred Pharmacy Services Westwood 390 University Avenue Westwood, MA 02090-2311

Kindred Nursing Centers East, LLC Sachem Skilled Nursing & Rehabilitation Center 66 Central Street East Bridgewater, MA 02333	Kindred Hospitals East, L.L.C. Kindred Pharmacy Services Westwood 390 University Avenue Westwood, MA 02090-2311

EXHIBIT A Page 23 of 26

EXHIBIT A

Kindred Nursing Facilities and the KPS Pharmacies Serving Each One

Kindred Nursing Centers East, LLC Seacoast Nursing and Rehabilitation Center 292 Washington Street Gloucester, MA 01930	Kindred Hospitals East, L.L.C. Kindred Pharmacy Services Westwood 390 University Avenue Westwood, MA 02090-2311

Kindred Nursing Centers East, LLC The Eliot Healthcare Center* 168 West Central Street Natick, MA 01760	Kindred Hospitals East, L.L.C. Kindred Pharmacy Services Westwood 390 University Avenue Westwood, MA 02090-2311

Kindred Nursing Centers East, LLC Timberlyn Heights Nursing and Alzheimer’s Center 320 Maple Avenue Great Barrington, MA 01230	Kindred Hospitals East, L.L.C. Kindred Pharmacy Services Westwood 390 University Avenue Westwood, MA 02090-2311

Kindred Nursing Centers East, LLC Walden Rehabilitation and Nursing Center 785 Main Street Concord, MA 01742	Kindred Hospitals East, L.L.C. Kindred Pharmacy Services Westwood 390 University Avenue Westwood, MA 02090-2311

Kindred Nursing Centers East, LLC West Park Alzheimer and Nursing Center 1100 VFW Parkway West Roxbury, MA 02132	Kindred Hospitals East, L.L.C. Kindred Pharmacy Services Westwood 390 University Avenue Westwood, MA 02090-2311

Kindred Nursing Centers East, LLC Westborough Health Care Center 5 Colonial Drive Westborough, MA 01581	Kindred Hospitals East, L.L.C. Kindred Pharmacy Services Westwood 390 University Avenue Westwood, MA 02090-2311

Kindred Nursing Centers East, LLC Westridge Healthcare Center 121 Northboro Road East Marlborough, MA 01752	Kindred Hospitals East, L.L.C. Kindred Pharmacy Services Westwood 390 University Avenue Westwood, MA 02090-2311

Kindred Nursing Centers East, LLC Bridgepark Center for Rehabilitation & Nursing Services 145 Olive Street Akron, OH 44310	Kindred Hospitals East, L.L.C. Kindred Pharmacy Services Worthington 720 Lakeview Plaza Boulevard, Suite H Worthington, OH 43085-5461

EXHIBIT A Page 24 of 26

EXHIBIT A

Kindred Nursing Facilities and the KPS Pharmacies Serving Each One

Kindred Nursing Centers East, LLC Cambridge Health & Rehabilitation Center 1471 Wills Creek Valley Drive Cambridge, OH 43725	Kindred Hospitals East, L.L.C. Kindred Pharmacy Services Worthington 720 Lakeview Plaza Boulevard, Suite H Worthington, OH 43085-5461

Kindred Nursing Centers East, LLC Chillicothe Nursing & Rehabilitation Center 60 Marietta Road Chillicothe, OH 45601	Kindred Hospitals East, L.L.C. Kindred Pharmacy Services Worthington 720 Lakeview Plaza Boulevard, Suite H Worthington, OH 43085-5461

Kindred Nursing Centers East, LLC Community Healthcare Center 175 Community Drive Marion, OH 43302	Kindred Hospitals East, L.L.C. Kindred Pharmacy Services Worthington 720 Lakeview Plaza Boulevard, Suite H Worthington, OH 43085-5461

Kindred Nursing Centers East, LLC Coshocton Health & Rehabilitation Center 100 S. Whitewoman Street Coshocton, OH 43812	Kindred Hospitals East, L.L.C. Kindred Pharmacy Services Worthington 720 Lakeview Plaza Boulevard, Suite H Worthington, OH 43085-5461

Kindred Nursing Centers East, LLC Franklin Woods Nursing and Rehabilitation Center 2770 Clime Road Columbus, OH 43223	Kindred Hospitals East, L.L.C. Kindred Pharmacy Services Worthington 720 Lakeview Plaza Boulevard, Suite H Worthington, OH 43085-5461

Kindred Nursing Centers East, LLC Lebanon Country Manor 700 Monroe Road Lebanon, OH 45036	Kindred Hospitals East, L.L.C. Kindred Pharmacy Services Worthington 720 Lakeview Plaza Boulevard, Suite H Worthington, OH 43085-5461

Kindred Nursing Centers East, LLC Logan Health Care Center 300 Arlington Road Logan, OH 43138	Kindred Hospitals East, L.L.C. Kindred Pharmacy Services Worthington 720 Lakeview Plaza Boulevard, Suite H Worthington, OH 43085-5461

Kindred Nursing Centers East, LLC Minerva Park Nursing and Rehabilitation Center 5460 Cleveland Avenue Columbus, OH 43231	Kindred Hospitals East, L.L.C. Kindred Pharmacy Services Worthington 720 Lakeview Plaza Boulevard, Suite H Worthington, OH 43085-5461

Kindred Nursing Centers East, LLC Newark Healthcare Centre 75 McMillen Drive Newark, OH 43055	Kindred Hospitals East, L.L.C. Kindred Pharmacy Services Worthington 720 Lakeview Plaza Boulevard, Suite H Worthington, OH 43085-5461

EXHIBIT A Page 25 of 26

EXHIBIT A

Kindred Nursing Facilities and the KPS Pharmacies Serving Each One

Kindred Nursing Centers East, LLC Pickerington Nursing & Rehabilitation Center 1300 Hill Road North Pickerington, OH 43147	Kindred Hospitals East, L.L.C. Kindred Pharmacy Services Worthington 720 Lakeview Plaza Boulevard, Suite H Worthington, OH 43085-5461

PersonaCare of Ohio, Inc. The LakeMed Nursing and Rehabilitation Center 70 Normandy Drive Painesville, OH 44077	Kindred Hospitals East, L.L.C. Kindred Pharmacy Services Worthington 720 Lakeview Plaza Boulevard, Suite H Worthington, OH 43085-5461

Kindred Nursing Centers East, LLC West Lafayette Rehabilitation and Nursing Center 620 East Main Street West Lafayette, OH 43845	Kindred Hospitals East, L.L.C. Kindred Pharmacy Services Worthington 720 Lakeview Plaza Boulevard, Suite H Worthington, OH 43085-5461

Kindred Nursing Centers East, LLC Whitehouse Country Manor 11239 Waterville Street Whitehouse, OH 43571	Kindred Hospitals East, L.L.C. Kindred Pharmacy Services Worthington 720 Lakeview Plaza Boulevard, Suite H Worthington, OH 43085-5461

Kindred Nursing Centers East, LLC Winchester Place Nursing and Rehabilitation Center 36 Lehman Drive Canal Winchester, OH 43110	Kindred Hospitals East, L.L.C. Kindred Pharmacy Services Worthington 720 Lakeview Plaza Boulevard, Suite H Worthington, OH 43085-5461

EXHIBIT A Page 26 of 26

EXHIBIT B

Facility Charges

Non-Infusion Medications (including oral medications, inhalant medications, lotions and suppositories): the * of (i) * plus a * fee of $* per prescription, or (ii) the * for the state in which the Facility is located.

Infusion Medications: Pricing for all types of infusion therapy (antibiotic, antifungal, hydration, TPN, and pain management) includes the following items in quantities as appropriate per the Pharmacy IV therapy protocol:

•	Infusion pump rental

•	Pumps sets or administration sets

All other supplies will be billed at *%.

Intravenous Medication Therapy

* dose/day - */day

* doses/day - */day

* doses/day - */day

* or more doses/day - */day

Hydration Therapy

* liter/day - $*/day

* liters/day - $*/day

* or more liters/day - $*/day

Pain Management Therapy

Continuous IV/SubQ infusion */day

Total Parental Nutrition (TPN) Therapy

* liter/day - $*/day

* liters/day - $*/day

* liters/day - $*/day

TPN per diem pricing includes the following components along with the standard inclusions for all infusion therapy:

•	Amino acid/Dextrose formulation including electrolytes, trace elements, heparin, and lipids (daily).

[*]	CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Miscellaneous Therapy (Heparin, Dobutamine, Chemotherapy, ETC.) */day

Additives for Any Therapy (Hydration, Non-Standard TPN, etc.) will be charged at *

*

Over the Counter Medications: the * of (i) * plus a * fee of $* per prescription, or (ii) the * for the state in which the Facility is located.

Pharmacy Consulting: The Consultant Pharmacist rate is $*/hour.

[*]	CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

AMENDMENT TO EXHIBIT A OF THE

MASTER PHARMACY PROVIDER AGREEMENT

This Amendment to the Exhibit A of the Master Pharmacy Provider Agreement (this “Amendment”) is made and entered into as of the _________ day of ________, _______ by and among Kindred Healthcare Operating, Inc., a Delaware corporation (“Kindred”) and Kindred Hospitals East, L.L.C., a Delaware corporation, Kindred Hospitals West, a Delaware corporation, Kindred Hospitals Limited Partnership, THC- Chicago, Inc., an Illinois corporation, and Kindred Pharmacy Services, Inc., a Delaware corporation (each of which is hereinafter sometime referred to each as a “KPS Person”, and collectively as “KPS”).

The parties agree, to the following additions to Exhibit A of the Master Pharmacy Provider Agreement.

Kindred Nursing Centers East, LLC Birchwood Terrace Healthcare 43 Starr Farm Road Burlington, VT 05401	Kindred Institutional Pharmacy Services, Inc. KPS Concord 38 Locke Rd Concord, NH 03301

Kindred Nursing Centers East, LLC Starr Farm Nursing Center 98 Starr Farm Road Burlington, VT 05401	Kindred Institutional Pharmacy Services, Inc. KPS Concord 38 Locke Rd Concord, NH 03301

Kindred Nursing Centers Limited Partnership Camden Healthcare & Rehabilitation Center 197 Hospital Drive Camden, TN 38320	KPS Tennessee, LLC KPS Nashville 305 Seaboard Lane, Suite 318 Nashville, TN 37067

Kindred Nursing Centers Limited Partnership Heritage Manor Healthcare Center 401 Indiana Avenue Mayfield, KY 42066	KPS Tennessee, LLC KPS Nashville 305 Seaboard Lane, Suite 318 Nashville, TN 37067

Kindred Nursing Centers Limited Partnership Huntingdon Health & Rehabilitation Center 635 High Street Huntingdon, TN 38344	KPS Tennessee, LLC KPS Nashville 305 Seaboard Lane, Suite 318 Nashville, TN 37067

Kindred Nursing Centers Limited Partnership Oakview Nursing and Rehabilitation Center 10456 U.S. Highway 62 Calvert City, KY 42029	KPS Tennessee, LLC KPS Nashville 305 Seaboard Lane, Suite 318 Nashville, TN 37067

IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective as of the day and year above written.

Kindred Healthcare Operating, Inc.		Kindred Pharmacy Services, Inc.

By:	/s/ Lane Bowen	By:	/s/ Mark A. McCullough
Name:	Lane Bowen	Name:	Mark A. McCullough
Title:	President of Health Services Division	Title:	President, Kindred Pharmacy Services

AMENDMENT TO EXHIBIT A OF THE

MASTER PHARMACY PROVIDER AGREEMENT

This Amendment to the Exhibit A of the Master Pharmacy Provider Agreement (this “Amendment”) is made and entered into as of the day _____________ of _________, ____ by and among Kindred Healthcare Operating, Inc., a Delaware. corporation (“Kindred”) and Kindred Hospitals East, L.L.C., a Delaware corporation. Kindred Hospitals West, a Delaware corporation, Kindred Hospitals Limited Partnership, THC- Chicago, Inc., an Illinois corporation and Kindred Pharmacy Services, Inc., a Delaware corporation (each of which is hereinafter sometime referred to each as a “KPS Person”, and collectively as “KPS”).

The parties agree, to the following additions to Exhibit A of the Master Pharmacy Provider Agreement.

Kindred Nursing Centers Limited Partnership Specialty Care of Marietta 26 Tower Road Marietta, GA 30060 Effective: December 1, 2004	KPS East, Inc. Kindred Pharmacy Services Atlanta 5300 Oakbrook Parkway, Suite 135 Norcross, GA 30093

Tucker Nursing Center, Inc. Tucker Nursing Center 2165 Idlewood Road Tucker, GA 30084 Effective: December 1, 2004	KPS East, Inc. Kindred Pharmacy Services Atlanta 5300 Oakbrook Parkway, Suite 135 Norcross, GA 30093

PersonaCare of Georgia. Inc. Athena Rehab of Clayton 2055 Rex Road Lake City, GA 30260 Effective: January 1, 2005	KPS East, Inc. Kindred Pharmacy Services Atlanta 5300 Oakbrook Parkway, Suite 135 Norcross, GA 30093

PersonaCare of Warner Robins, Inc. Warner Robins Rehabilitation and Nursing Center 1601 Elberta Road Warner Robins, GA 31093 Effective: February 1, 2005	KPS East, Inc. Kindred Pharmacy Services Atlanta 5300 Oakbrook Parkway, Suite 135 Norcross, GA 30093

Lafayette Health Care Center, Inc. Lafayette Nursing and Rehab Center 110 Brandywine Boulevard Fayetteville, GA 30214 Effective: April 1, 2005	KPS East, Inc. Kindred Pharmacy Services Atlanta 5300 Oakbrook Parkway, Suite 135 Norcross, GA 30093

IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective as of the day and year above written.

Kindred Healthcare Operating, Inc.		THC – Chicago, Inc

By:	/s/ Lane Bowen	By:	/s/ Mark. A. McCullough
Name:	Lane Bowen	Name:	Mark A. McCullough
Title:	President of Health Services Division	Title:	President, Kindred Pharmacy Services

Kindred Hospitals East, L.L.C.		Kindred Pharmacy Services, Inc.

By:	/s/ Mark. A. McCullough	By:	/s/ Mark. A. McCullough
Name:	Mark A. McCullough	Name:	Mark A. McCullough
Title:	President, Kindred Pharmacy Services	Title:	President, Kindred Pharmacy Services

Kindred Hospitals West, L.L.C.		KPS East, Inc.

By:	/s/ Mark. A. McCullough	By:	/s/ Mark. A. McCullough
Name:	Mark A. McCullough	Name:	Mark A. McCullough
Title:	President, Kindred Pharmacy Services	Title:	President, Kindred Pharmacy Services

Kindred Hospitals Limited Partnership

By:	/s/ Mark. A. McCullough
Name:	Mark A. McCullough
Title:	President, Kindred Pharmacy Services

THC – Seattle, Inc.

By:	/s/ Mark. A. McCullough
Name:	Mark A. McCullough
Title:	President, Kindred Pharmacy Services

AMENDMENT TO EXHIBIT A OF THE

MASTER PHARMACY PROVIDER AGREEMENT

This Amendment to the Exhibit A of the Master Pharmacy Provider Agreement (this “Amendment”) is made and entered into as of the ____________ day of _________, __________ by and among Kindred Healthcare Operating, Inc., a Delaware corporation (“Kindred”) and Kindred Hospitals East, L.L.C., a Delaware corporation, Kindred Hospitals West, a Delaware corporation, Kindred Hospitals Limited Partnership, THC- Chicago, Inc., an Illinois corporation, and Kindred Pharmacy Services, Inc., a Delaware corporation (each of which is hereinafter sometime referred to each as a “KPS Person”, and collectively as “KPS”).

The parties agree, to the following additions to Exhibit A of the Master Pharmacy Provider Agreement.

Kindred Nursing Centers East, L.L.C. Kindred Heights Nursing and Rehabilitation Center 100 Wampanoag Trail East Providence, RI 02915	KPS East, Inc. Kindred Pharmacy Services 390 University Avenue Westwood, MA 02090

Kindred Nursing Centers East, L.L.C. Oak Hill Nursing and Rehabilitation Center 544 Pleasant Street Pawtucket, RI 02860	KPS East. Inc Kindred Pharmacy Services 390 University Avenue Westwood, MA 02090

IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective as of the day and year above written.

Kindred Healthcare Operating, Inc.		Kindred Pharmacy Services, Inc.

By:	/s/ Lane Bowen	By:	/s/ Mark. A. McCullough
Name:	Lane Bowen	Name:	Mark A. McCullough
Title:	President of Health Services Division	Title:	President, Kindred Pharmacy Services

AMENDMENT TO EXHIBIT A OF THE

MASTER PHARMACY PROVIDER AGREEMENT

This Amendment to the Exhibit A of the Master Pharmacy Provider Agreement (this “Amendment”) is made and entered into as of the _______day of ___________, __________ by and among Kindred Healthcare Operating, Inc., a Delaware corporation (“Kindred”) and Kindred Hospitals East, L.L.C., a Delaware corporation, Kindred Hospitals West, a Delaware corporation, Kindred Hospitals Limited Partnership, THC- Chicago, Inc., an Illinois corporation, and Kindred Pharmacy Services, Inc., a Delaware corporation (each of which is hereinafter sometimes referred to each as a “KPS Person”, and collectively as “KPS”).

The parties agree, to the following additions to Exhibit A of the Master Pharmacy Provider Agreement.

KPS East, Inc KPS - Westwood 390 University Avenue Westwood, MA 02090	Avery Manor Nursing, L.L.C. Avery Manor 100 West Street Needham, MA 02494

KPS East, Inc KPS- Westwood 390 University Avenue Westwood, MA 02090	Braintree Nursing, L.L.C. Braintree Manor Rehabilitation and Nursing Center 1102 Washington Street Braintree, MA 02134

KPS East, Inc KPS—South Windsor 425 D Sullivan Avenue South Windsor, CT 06074	Country Estates Nursing, L.L.C. Country Estates of Agawam 1200 Suffield Street Agawam, MA 01001

KPS East, Inc KPS — Westwood 390 University Avenue Westwood, MA 02090	Forestview Nursing, L.L.C. Forestview of Wareham 50 Indian Neck Road Wareham, MA 02571

KPS East, Inc KPS – Westwood 390 University Avenue Westwood, MA 02090	Goddard Nursing, L.L.C. Goddard Rehabilitation and Nursing Center 909 Sumner Street Stoughton, MA 02072

KPS East, Inc KPS – Westwood 390 University Avenue Westwood, MA 02090	Harborlights Nursing, L.L.C. Harborlights Rehabilitation and Nursing Center 804 East 7th Street S. Boston, MA 02127

KPS East, Inc KPS – Westwood 390 University Avenue Westwood, MA 02090	Highgate Nursing, L.L.C. Highgate Manor Center for Health and Rehabilitation 10 Care Matrix Drive Dedham, MA 02126

KPS East, Inc KPS – Westwood 390 University Avenue Westwood, MA 02090	Highlander Nursing, L.L.C. Highlander Rehabilitation and Nursing Center 1748 Highland Avenue Fall River, MA 02720

KPS East, Inc KPS – South Windsor 425 D Sullivan Avenue South Windsor, CT 06074	Laurel Lake Health and Rehabilitation, L.L.C. Laurel Lake Center For Health and Rehabilitation 600 Laurel Street Lee, MA 01238

KPS East, Inc KPS – South Windsor 425 D Sullivan Avenue South Windsor, CT 06074	Meadows Nursing, L.L.C. The Meadows 111 Huntoon Highway Rochdale, MA 01542

KPS East, Inc KPS – South Windsor 425 D Sullivan Avenue South Windsor, CT 06074	Springfield Park View Hospital Park View Specialty Hospital of Springfield 1400 State Street Springfield, MA 01109

KPS East, Inc KPS – Westwood 390 University Avenue Westwood, MA 02090	Tower Hill Nursing, L.L.C. Tower Hill Center For Health and Rehabilitation 1 Meadowbrook Way Canton, MA 02021

IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective as of the day and year above written.

Kindred Healthcare Operating, Inc.		Kindred Pharmacy Services, Inc.

By:	/s/ Lane Bowen	By:	/s/ Mark. A. McCullough
Name:	Lane Bowen	Name:	Mark A. McCullough
Title:	President of Health Services Division	Title:	President, Kindred Pharmacy Services

AMENDMENT TO EXHIBIT A OF THE

MASTER PHARMACY PROVIDER AGREEMENT

This Amendment to the Exhibit A of the Master Pharmacy Provider Agreement (this “Amendment”) is made and entered into as of the _____________ day of __________, __________ by and among Kindred Healthcare Operating, Inc., a Delaware corporation (“Kindred”) and Advanced Infusion Services, Inc., a Delaware corporation (each of which is hereinafter sometime referred to each as a “KPS Person”, and collectively as “KPS”).

The parties agree, to the following addition to Exhibit A of the Master Pharmacy Provider Agreement.

Consulting Services for this addition will be billed at $* per hour, plus *.

Kindred Nursing Centers West Canyonwood Nursing & Rehab Ctr 2120 Benton Drive Redding, CA 96003 Consulting Effective: April 14, 2005 Pharmacy Services: June 15, 2005	Advanced Infusion Services, Inc Kindred Pharmacy Services Sacramento 1214 W. North Market Blvd. Sacramento, CA 95834

[*]	CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective as of the day and year above written.

Kindred Healthcare Operating, Inc.		Kindred Healthcare Pharmacy, LLC

By:	/s/ Lane Bowen	By:	/s/ Mark. A. McCullough
Name:	Lane Bowen	Name:	Mark A. McCullough
Title:	President of Health Services Division	Title:	President, Kindred Pharmacy Services

Kindred Pharmacy Services, Inc.		KPS Wisconsin, Inc.

By:	/s/ Mark. A. McCullough	By:	/s/ Mark. A. McCullough
Name:	Mark A. McCullough	Name:	Mark A. McCullough
Title:	President, Kindred Pharmacy Services	Title:	President, Kindred Pharmacy Services

KPS East, Inc.		KPS Seattle, Inc.

By:	/s/ Mark. A. McCullough	By:	/s/ Mark. A. McCullough
Name:	Mark A. McCullough	Name:	Mark A. McCullough
Title:	President, Kindred Pharmacy Services	Title:	President, Kindred Pharmacy Services

Advanced Infusion Systems, Inc.		KPS Great Falls, Inc.

By:	/s/ Mark. A. McCullough	By:	/s/ Mark. A. McCullough
Name:	Mark A. McCullough	Name:	Mark A. McCullough
Title:	President, Kindred Pharmacy Services	Title:	President, Kindred Pharmacy Services

KPS Mountain, Inc.		Kindred Institutional Pharmacy Services, Inc.

By:	/s/ Mark. A. McCullough	By:	/s/ Mark. A. McCullough
Name:	Mark A. McCullough	Name:	Mark A. McCullough
Title:	President, Kindred Pharmacy Services	Title:	President, Kindred Pharmacy Services

AMENDMENT TO EXHIBIT A OF THE

MASTER PHARMACY PROVIDER AGREEMENT

This Amendment to the Exhibit A of the Master Pharmacy Provider Agreement (this “Amendment”) is made and entered into as of the __________ day of ______, _______ by and among Kindred Healthcare Operating, Inc., a Delaware corporation (“Kindred”) and Kindred Hospitals East, L.L.C., a Delaware corporation, Kindred Hospitals West, a Delaware corporation, Kindred Hospitals Limited Partnership, THC-Chicago, Inc., an Illinois corporation, and Kindred Pharmacy Services, Inc., a Delaware corporation (each of which is hereinafter sometime referred to each as a “KPS Person”, and collectively as “KPS”).

The parties agree, to the following changes to Exhibit B of the Master Pharmacy Provider Agreement.

The Consultant Pharmacists rate is $*/hour for the following facilities:

Kindred Nursing Centers West, LLC Alta Vista Healthcare 9020 Garfield Avenue Riverside, CA 92503	Kindred Pharmacy Services, Inc. Kindred Pharmacy Services Ontario 4200 East Jurupa Street Ontario, CA 93105

Kindred Nursing Centers West, LLC Foothill Nursing and Rehabilitation Center 401 West Ada Avenue Glendora, CA 91741	Kindred Pharmacy Services, Inc. Kindred Pharmacy Services Ontario 4200 East Jurupa Street Ontario, CA 93105

Kindred Nursing Centers West, LLC La Veta Healthcare Center 920 West La Veta Street Orange, CA 92568	Kindred Pharmacy Services, Inc. Kindred Pharmacy Services Ontario 4200 East Jurupa Street Ontario, CA 93105

Kindred Nursing Centers West, LLC Village Square Nursing and Rehabilitation Center 1586 West San Marcos Boulevard San Marcos, CA 92069	Kindred Pharmacy Services, Inc. Kindred Pharmacy Services Ontario 4200 East Jurupa Street Ontario, CA 93105

Kindred Nursing Centers West, LLC Bay View Nursing and Rehabilitation Center 516 Willow Street Alameda, CA 94501	Kindred Pharmacy Services, Inc. Kindred Pharmacy Services Mountain View 145 East Dana Street, Suite B Mountain View, CA 94041

Kindred Nursing Centers West, LLC Fifth Avenue Health Care Center 1601 Fifth Avenue San Rafael, CA 94901	Kindred Pharmacy Services, Inc. Kindred Pharmacy Services Mountain View 145 East Dana Street, Suite B Mountain View, CA 94041

Kindred Nursing Centers West, LLC Golden Gate Healthcare Center 2707 Pine Street San Francisco, CA 94115	Kindred Pharmacy Services, Inc. Kindred Pharmacy Services Mountain View 145 East Dana Street, Suite B Mountain View, CA 94041

[*]	CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Kindred Nursing Centers West, LLC Hacienda Care Center 76 Fenton Street Livermore, CA 94550	Kindred Pharmacy Services, Inc. Kindred Pharmacy Services Mountain View 145 East Dana Street, Suite B Mountain View, CA 94041

Kindred Nursing Centers West, LLC Lawton Healthcare Center 1575 7th Avenue San Francisco, CA 94122	Kindred Pharmacy Services, Inc. Kindred Pharmacy Services Mountain View 145 East Dana Street, Suite B Mountain View, CA 94041

Kindred Nursing Centers West, LLC Magnolia Gardens Care Center 1609 Trousdale Drive Burlingame, CA 94010	Kindred Pharmacy Services, Inc. Kindred Pharmacy Services Mountain View 145 East Dana Street, Suite B Mountain View, CA 94041

Hillhaven-MSC Partnership Nineteenth Avenue Healthcare Center 2043 19th Avenue San Francisco, CA 94116	Kindred Pharmacy Services, Inc. Kindred Pharmacy Services Mountain View 145 East Dana Street, Suite B Mountain View, CA 94041

Kindred Nursing Centers West, LLC Nob Hill Healthcare Center 1359 Pine Street San Francisco, CA 94109	Kindred Pharmacy Services, Inc. Kindred Pharmacy Services Mountain View 145 East Dana Street, Suite B Mountain View, CA 94041

Kindred Nursing Centers West, LLC Santa Cruz Healthcare Center 1115 Capitola Road Santa Cruz, CA 95062	Kindred Pharmacy Services, Inc. Kindred Pharmacy Services Mountain View 145 East Dana Street, Suite B Mountain View, CA 94041

Kindred Nursing Centers West, LLC Victorian Healthcare Center 2121 Pine Street San Francisco, CA 94115	Kindred Pharmacy Services, Inc. Kindred Pharmacy Services Mountain View 145 East Dana Street, Suite B Mountain View, CA 94041

Kindred Nursing Centers West, LLC Valley Gardens Health Care and Rehabilitation Center 1517 E. Knickerbocker Drive Stockton, CA 95210	Advanced Infusion Systems, Inc. Kindred Pharmacy Services Sacramento 1214 North Market Blvd., Suite C Sacramento, CA 95834

Kindred Nursing Centers West, LLC Maywood Acres Healthcare 2641 South C Street Oxnard, CA 93033	Kindred Pharmacy Services, Inc. Kindred Pharmacy Services Santa Barbara 2265 Las Positas Road Santa Barbara, CA 93105

Kindred Nursing Centers West, LLC Woodside Nursing Center 1425 Woodside Drive San Luis Obispo, CA 93401	Kindred Pharmacy Services, Inc. Kindred Pharmacy Services Santa Barbara 2265 Las Positas Road Santa Barbara, CA 93105

IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective as of the day and year above written.

Kindred Healthcare Operating, Inc.		THC – Chicago, Inc

By:	/s/ Lane Bowen	By:	/s/ Mark. A. McCullough
Name:	Lane Bowen	Name:	Mark A. McCullough
Title:	President of Health Services Division	Title:	President, Kindred Pharmacy Services

Kindred Hospitals East, L.L.C.		Kindred Pharmacy Services, Inc.

By:	/s/ Mark. A. McCullough	By:	/s/ Mark. A. McCullough
Name:	Mark A. McCullough	Name:	Mark A. McCullough
Title:	President, Kindred Pharmacy Services	Title:	President, Kindred Pharmacy Services

Kindred Hospitals West, L.L.C.		KPS East, Inc.

By:	/s/ Mark. A. McCullough	By:	/s/ Mark. A. McCullough
Name:	Mark A. McCullough	Name:	Mark A. McCullough
Title:	President, Kindred Pharmacy Services	Title:	President, Kindred Pharmacy Services

Kindred Hospitals Limited Partnership

By:	/s/ Mark. A. McCullough
Name:	Mark A. McCullough
Title:	President, Kindred Pharmacy Services

THC – Seattle, Inc.

By:	/s/ Mark. A. McCullough
Name:	Mark A. McCullough
Title:	President, Kindred Pharmacy Services

EXHIBIT C

Form of Facility Pharmacy Agreement

See attached.

FIRST AMENDMENT TO

MASTER PHARMACY PROVIDER AGREEMENT

THIS FIRST AMENDMENT to the Master Pharmacy Provider Agreement dated as of July 1, 2004 (“the Agreement”) (the “First Amendment”) is made and entered into by and among the parties Kindred Healthcare Operating, Inc., a Delaware corporation, (“Kindred”) and KPS East, Inc. a Delaware corporation and successor in interest to Kindred Hospitals East, L.L.C., KPS Great Falls, Inc., successor in interest to Kindred Hospitals West, L.L.C., KPS Mountain, Inc., successor in interest to Kindred Hospitals West, L.L.C., Kindred Healthcare Pharmacy, LLC, successor in interest to Kindred Hospitals Limited Partnership, a Delaware limited partnership, KPS Seattle, Inc., a Delaware corporation and successor in interest to THC – Seattle, Inc., a Washington corporation, KPS Wisconsin, Inc., successor in interest to THC – Chicago, Inc., and Kindred Pharmacy Services, Inc., (each of which is hereinafter sometimes referred to each as a “KPS Person”, and collectively as “KPS”).

RECITALS:

WHEREAS, the parties wish to memorialize that Kindred, which through various Kindred Persons operates the Kindred Facilities, and KPS agreed to * the Facility Charges as set forth on Exhibit B to the Agreement without invoking the * process provided to adjust the Facility Charges to * in Section * of the Agreement; and

WHEREAS, Kindred and KPS desire to amend the Agreement to add or make the changes addressed below;

NOW, THEREFORE, in consideration of the mutual agreements and promises hereinafter set forth, the sufficiency and adequacy of which are hereby acknowledged, the parties agree as follows:

1. Exhibit A to the Agreement is superceded and replaced by Exhibit A-1 attached hereto.

2. Section 3.a. “Facility Charges-Pricing” is amended to * the * and to provide that the * shall be applied * to the Infusion Medications listed on Exhibit B and any replacements therefor.

3. Kindred hereby relinquishes and irrevocably waives any right under Section 3.b. of the Agreement to put a * to KPS prior to*.

4. Exhibit B to the Agreement is superceded and replaced by Exhibits B-1 and B-2 attached hereto.

5. All capitalized terms used in this First Amendment shall have the meanings defined in and used in the Agreement.

6. In all other respects, the terms and provisions of the Agreement are reaffirmed and shall remain in full force and effect.

[*]	CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

IN WITNESS WHEREOF, the parties have executed this First Amendment to the Master Pharmacy Provider Agreement.

Kindred Healthcare Operating, Inc.

By:	/s/ Lane M. Bowen
Name:	Lane M. Bowen
Title:	President of Health Services Division

KPS East, Inc., Successor in interest to Kindred Hospitals East, L.L.C.

By:	/s/ Mark. A. McCullough
Name:	Mark A. McCullough
Title:	President, Kindred Pharmacy Services

KPS Great Falls, Inc., Successor in interest to Kindred Hospitals West, L.L.C.

By:	/s/ Mark. A. McCullough
Name:	Mark A. McCullough
Title:	President, Kindred Pharmacy Services

KPS Mountain, Inc., Successor in interest to Kindred Hospitals West, L.L.C.

By:	/s/ Mark. A. McCullough
Name:	Mark A. McCullough
Title:	President, Kindred Pharmacy Services

Kindred Healthcare Pharmacy, LLC, Successor in interest to Kindred Hospitals Limited Partnership

By:	/s/ Mark. A. McCullough
Name:	Mark A. McCullough
Title:	President, Kindred Pharmacy Services

KPS Seattle, Inc., Successor in interest to THC – Seattle, Inc.

By:	/s/ Mark. A. McCullough
Name:	Mark A. McCullough
Title:	President, Kindred Pharmacy Services

KPS Wisconsin, Inc., Successor in interest to THC – Chicago, Inc.

By:	/s/ Mark. A. McCullough
Name:	Mark A. McCullough
Title:	President, Kindred Pharmacy Services

Kindred Pharmacy Services, Inc.

By:	/s/ Mark. A. McCullough
Name:	Mark A. McCullough
Title:	President, Kindred Pharmacy Services